EXHIBIT 10.262
Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

September 28, 2012

Mr. Darren Arrington
DTG Operations, Inc.
5330 E. 31st Street
Tulsa, Ok 74135

Dear Mr. Arrington:

This letter confirms the agreement (“Agreement”) between DTG Operations, Inc. (“DTG”) and General Motors, LLC (“GM”) regarding DTG’s purchase or lease of GM 2013 model year vehicles under i) the 2013 MY Daily Rental Purchase Program, ii) the 2013 MY National Fleet Purchase Program, and iii) other incentive programs available to DTG.

The terms and conditions of this Agreement are as follows:

2013 MY DAILY RENTAL PURCHASE PROGRAM (VN9)
1.	General Terms and Conditions:
a.	GM will make available 2013 model GM vehicles under the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)
b.	DTG has agreed to purchase or lease these GM vehicles from GM dealers in a mix which includes mostly GM’s higher priced models. (Refer to Attachment 3.)
c.
GM or its subsidiaries will purchase tendered model year 2013 vehicles from DTG that qualify for purchase under the terms and conditions of GM’s 2013 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)

2.	YT8 Flat Rate Program:
a.	GM will make available the YT8 Flat Rate program for units noted in Attachment 3.
b.	All program parameters and rates for the YT8 Flat Rate program are detailed in Attachment 1D.
c.	YT8 units are not eligible for Matrix or Bonus Incentives.
d.	This program is subject to the terms and conditions in Paragraph 1.

3.
DTG will provide to GM, at the beginning of each month, a four month schedule of anticipated vehicle returns.  The schedule will breakout the vehicle returns by site for the current month, as well as the subsequent three months.  Receipt of the information described in this section is a condition to pay incentives discussed in this Agreement.

2013MY NATIONAL FLEET RISK PURCHASE PROGRAM (VX7)
4.	General Terms and Conditions:
a.	GM agrees to offer DTG the availability of 2013 model GM vehicles under the terms and conditions of GM’s 2013 Model Year National Fleet Risk Purchase Program. (Refer to Attachment 2).
b.	DTG will purchase or lease from GM dealers a minimum quantity of 2013 model GM vehicles at the agreed mix of units. (Refer to Attachment 2A.)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

5.	National Fleet Risk Purchase Program Matrix Incentives:
a.
 As long as DTG is compliant with its obligations under this Agreement to purchase the number of units and in a mix described in Attachment 2A, GM will provide DTG with Risk incentives as detailed in Attachment 2A in addition to any incentives due under the terms and conditions of GM’s 2013 MY National Fleet Risk Purchase Program (Attachment 2).  These Risk incentives are in lieu of other retail and fleet incentives.

b.	Payment of these incentives will be made upon submission of such vehicles in accordance Attachment 4.

PROVISIONS APPLICABLE TO BOTH VN9 and VX7 PROGRAMS
6.	2013 Model Year Bonus:
a.
GM will offer DTG a 2013 Model Year volume bonus payment for all 2013 Model Year units acquired under GM’s 2013 Model Year Daily Rental Purchase Program (Attachment 1) and National Fleet Risk Program (Attachment 2).

b.	GM will pay DTG the 2013 Model Year bonus amount detailed in Attachment 3 and 2A.
c.	A minimum of “***” 2013 Model Year units must be entered into VOMS no later than “***”.
d.	This bonus is payable in “***” per the terms set forth in Attachment 4 excluding the electronic vin submission to RIMS.
e.
All vehicle minimum equipment requirements must be met on a monthly basis by carline per the terms of the Minimum Equipment Guidelines (Attachment 1A and 2A).  If minimum equipment requirements are not met for the carline, the entire model year bonus may be forfeited for all volume purchased for that carline under that program.  If there is a de minimus level of non-compliance by DTG, GM and DTG will discuss the situation based on the exact circumstances that lead to the non-compliance and will endeavor to resolve the matter.  Non-compliance issues found during the semi-annual evaluations can be remedied at a later time during the Model Year by adjusting content on those brands not in compliance or adjusting content on other brands.

7.
If DTG chooses to cancel any order placed by DTG through GM dealers, at event code 3000, GM will assess a fee of “***” per vehicle to be paid to GM upon demand. This fee will be waived if the current production week has been delayed more than three weeks from the original requested production week. This fee will not apply if DTG chooses to redirect the shipment of any vehicles in event code 3000.

8.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery.

a.
If either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the party affected by the event will promptly notify the other party and the parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

9.	“***”.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

10.	Selected General Motors vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer to Attachment 6.

11.
This Agreement is confidential between the Parties (DTG and GM) and is intended for the sole use of DTG and GM.  This Agreement may not be disclosed to any person other than a party’s affiliates, their respective outside counsel, accountants, auditors and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served will notify the other Party or Parties to allow them sufficient time to interpose legal objections to disclosure.

12.
DTG will retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  DTG will permit any designated representative of GM to examine, audit, and take copies of any accounts and records DTG is to maintain under this Agreement.  DTG will make such accounts and records readily available at its facilities during regular business hours upon reasonable advanced notice.  GM will furnish DTG with a list of any reproduced records.  DTG will include similar record retention requirements in the Participating DTG Licensee’s Agreement.

This letter represents the sole Agreement regarding the subjects herein between DTG and GM and can be modified only in a writing executed by an authorized representative of each of the Parties.

This agreement will in all respects be interpreted, enforced and governed under the laws of the state of Michigan, without regard to the conflicts of law and principles thereof.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

On behalf of General Motors, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

/s/  EDWARD J. PEPER  _____________                                                                Date: 9/28/2012_______________________
Edward J. Peper
General Motors
U.S. Vice President, Fleet and Commercial Sales

/s/  DARREN ARRINGTON___________                                                                Date: 10/2/2012_______________________
Darren Arrington
Vice President
DTG Operations, Inc.

Approvals:

/s/  ALAN S. BATEY________________                                                                Date: 9/28/2012__________________________
Alan S. Batey
General Motors
Vice President, U.S. Sales and Service

/s/  EDWARD J. TOPORZYCKI________                                                                Date: 9/27/2012__________________________
Edward J. Toporzycki
General Motors
CFO, Executive Director, U.S. Sales and Marketing Operations

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachments Key

Attachment 1                                   2013 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A                                2013 MY VN9 Minimum Equipment Guidelines
Attachment 1B                                2012 CY Turn-In Standards and Procedures
Attachment 1C                                N/A
Attachment 1D                                2013 MY YT8 Flat Rate Program – Guidelines, Rates and Parameters

Attachment 2                                  2013 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A                               VX7 Minimum Equipment Requirements and Incentives

Attachment 3                                   2013 MY VN9 Volume and Incentives

Attachment 4                                   Rental Incentives Payment Terms and Calendar

Attachment 5                                   N/A

Attachment 6                                   Onstar

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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Attachment 1

GENERAL MOTORS
2013MY DAILY RENTAL PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2013 Model Year Daily Rental Program Guidelines for Daily Rental Customers (AP)
Program Code: VN9
Program No. 01-13VN9AP0-1

2.	PROGRAM DESCRIPTION:

This program makes available to General Motors dealers and qualified daily rental customers purchase information on selected 2013 model year passenger cars and light duty trucks sold that are delivered by GM dealers to qualified daily rental customers and eligible for purchase by General Motors in accordance with these guidelines.

The following are not eligible for this program:
-	Preferred Equipment Group (P.E.G.)/Option package discounts
-	Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:	Opening of 2013 model year ordering system
Program End Date:	When Dealers are notified that 2013 model year fleet orders are no longer being accepted by General Motors

In Service Period:

The In Service date is the Expiration in Transit date on the invoice plus five (5) days.  Refer to Tier Program Parameters (Attachment 1C) and Flat Rate Program Parameters (Attachment 1D) for minimum and maximum in-service periods applicable to individual programs.   All units to be purchased by General Motors under this program must be returned and accepted by July 31, 2015.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date.  GM reserves the right to audit the daily rental customer to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United States (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:

All new and unused 2013 GM models with the required minimum factory installed equipment levels specified in the Attachment 1A - Minimum Equipment Guidelines “MEG”, and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:

All orders must contain the fleet processing option VN9 and the rental customer code to be enrolled in the Tier Program.  Flat Rate programs will require an additional processing option.  Refer to the Flat Rate Program Guidelines, Rates and Parameters (Attachment 1D) found in the rental customer’s contract for additional processing options.  Vehicles must be ordered with minimum option requirements specified in the Minimum Equipment Guidelines (Attachment 1A - “MEG”). Processing Option VN9 will provide a net invoice - less holdback.  Units ordered with option VN9 receive order date price protection (PRP).

Dealers are responsible for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee by GM.

All Orders must include the following:
a.	Valid GM FAN (Fleet Account Number)
b.	Option Codes: VN9 and rental customer code

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c.	Order Type: FDR
d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Units delivered to the rental customer’s drop ship sites must have the assigned rental customer code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2013 Model Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) X
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

6.	METHOD OF PAYMENT:

Purchase payments will be issued within twenty-five (25) business days of General Motors acceptance as indicated on the General Motors Vehicle Condition Report and Acceptance Receipt Form AD006.  For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and days GM is closed. General Motors does not staff or process payment during the Christmas holiday or any period of time General Motors is closed. Payment processing will not resume until General Motors officially returns to work.

Purchase payment is made in the form of a check to the title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site.  Purchase payment will be delivered via the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental customer desire co-payee/redirection, please direct requests for additional information in writing to:

ACS	Scott Hanson
2900 S. Diablo Way	Ph# 602-797-5073
Suite 161	Fax 602-797-6551
Tempe, Az. 85282	gmincentives@acs-inc.com

7.	POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:

It is the responsibility of the rental customer to identify the in service date and program status of all their vehicles and make any necessary corrections following the process discussed below. General Motors will make every effort to accommodate requests to rectify errors prior to the unit being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:

The GM In-Service date is always the Expiration in Transit as shown on the invoice plus five (5) days.  If vehicles are delivered more that 10 days past the GM in-service date, they qualify for an in-service date adjustment. Submit the vin(s) in question with a copy of the signed delivery receipt to GM Rental Sales.  The GM systems will be changed to show the delivery date as the new in-service date.  All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:

Units can be moved from the tiered program to a flat rate program or vice versa if a request is submitted to GM Rental Sales before the unit is grounded in RIMS or before December 31, 2013, whichever comes first.  Units may be moved upon verification and approval by General Motors.  Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.

Request for program change on 2013 model year vehicles must be made prior to December 31, 2013 and 15 business days prior to a valid grounding record in RIMS.

No change will be considered on in-service vehicles outside of this policy.

8.	GENERAL PROGRAM GUIDELINES:
A.	General Motors defines a rental vehicle as:
a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

B.
All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.  Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

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Dollar Thrifty Automotive Group, Inc.

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

E.
General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

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Attachment 1A

GM VN9 Rental Program

2013MY Minimum Equipment Guidelines
(VN9 MEG)

6/25/2012

NOTE:  THIS IS ATTACHMENT 1D And/Or ATTACHMENT 3B
(Min. Equip. Guidelines Referenced in Both Programs)

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2013 MY Repurchase Rental Minimum Equipment (VN9) Change Log

Date	Brand	Veh/Tab	Model	Change Comments

4/20/2012	Chev	Camaro Coupe	All	20 inch Wheel RPO code change to RUY
4/20/2012	Chev	Camaro Coupe	All	Add 7 inch Color Touch Nav - UHQ

5/3/2012	Chev	Malibu	2SA Eco	Add model at 10%
5/3/2012	Chev	Malibu	2LT	Reduce from 30% to 20%

5/29/2012	Chev	Sonic	All	Remove VKD Front license Plate Bracket as standard equipment
5/29/2012	Chev	Malibu	1FL	Remove Onstar UE1 as standard equipment and add to additional options

6/21/2012	Chev	Malibu	1FL	Add B34 and B35 Front and Rear floor mats

6/25/2012	Chev	Malibu	2SA Eco	Remove model
6/25/2012	Chev	Malibu	2LT	Increase from 20% to 30%

8/15/2012	Chev	Traverse	1LT	Remove UE0 Onstar Delete and U2J XM Delete

8/21/2012	Chev	Traverse	2LT and LTZ	RPO code change from PCN to U42

8/24/2012	Chev. and GMC	Express and Savana	All	Removed Sliding Door - YA2 from required additional options

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Cadillac ATS Sedan
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6AB69 RWD only	6AB69/6AM69 (RWD/AWD)
Equipment Group
Volume % of Total	“***”	“***”
Standard Equipment	1SC LUXURY	1SP (RWD) /1SQ (AWD) LUXURY
Engine	2.5L 4 cyl	Engine 3.6L V6
Transmission	Auto	Auto
Air Conditioning		order guide for std eqpmnt
Air Conditioning, Rear		-------------------------------
Steering
Brakes	Brembo	Brembo
Windows
Door Locks	does not have CUE	has CUE
Cruise Control
Tilt Wheel
Seats
Rear Defogger
Radio
Wheels
Floor Mats
Seat Trim/Style
Air Bags
Other

Other
Other
Other

Required Additional Options
	CF5 Sunroof	Y65 Driver Awareness Package
CF5 Sunroof
	-------------------------------	Y26 CUE w/ NAV

Exterior Colors
	GAN - Radiant Silver	GAN - Radiant Silver
	GBA - Black Raven	GBA - Black Raven
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	GLH - Thunder Gray ChromaFlair	GLH - Thunder Gray ChromaFlair
	GMV - Summer Gold NEW	GMV - Summer Gold NEW
	GTR - Glacier Blue NEW	GTR - Glacier Blue NEW
	GWT - Silver Coast NEW	GWT - Silver Coast NEW
	GTR - Opulent Blue	GTR - Opulent Blue
	GLK - Black Diamond	GLK - Black Diamond
Interior Colors
Leatherette	H2G - Jet Black/Jet Black accents	H2G - Jet Black/Jet Black accents
Leatherette	H2H - Caramel Tan /Jet Black accents	H2H - Caramel Tan /Jet Black accents
Leather Seating Surface	H2E - Morello Red/Jet Black accents	H2E - Morello Red/Jet Black accents
Leather Seating Surface	H2N - Caramel Tan /Jet Black accents	H2N - Caramel Tan /Jet Black accents
Leather Seating Surface	H2F - Light Platinum/Brownstone accents	H2F - Light Platinum/Brownstone accents
Leather Seating Surface	HOY - Jet Black/Jet Black accents	HOY - Jet Black/Jet Black accents
Leather Seating Surface	H2P - Light Platinum/Black accents	H2P - Light Platinum/Black accents

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Cadillac CTS Sedan
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD
Model Code	6DM69/6DG69	6DP69/6DH69	6DP69/6DH69
Volume % of Total	“***”	“***”	“***”
Standard Equipment	LUXURY	PERFORMANCE	PREMIUM
Engine	Engine 3.0L V6 - LFW	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, MX0/MX7	Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD	Radio AM/FM/CD w/ Surround	Radio AM/FM Surround with Nav
Wheels	Wheels, 17" aluminum	Wheels, 18"	Wheels, 18"
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other		Sport Susp, HIDs, Foglamps	Sport Susp, HIDs, Foglamps
	-------------------------------	-------------------------------	Htd/Vent Seats, etc see Y41
	Seating Package - Y44	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------
Other	XM	XM	XM

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Other		OnStar	OnStar	OnStar
Other		Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire	Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire	Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire

Required Additional Options
		Compact Spare	Compact Spare	Compact Spare
-------------------------------
		-------------------------------	-------------------------------	-------------------------------

Exterior Colors
GAN - Radiant Silver		GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
GBA - Black Raven		GBA - Black Raven	GBA - Black Raven	GBA - Black Raven
GBE - Crystal Red Tintcoat	*	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
GBN - White Diamond Tricoat	*	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
GLH - Thunder Gray ChromaFlair	*	GLH - Thunder Gray ChromaFlair	GLH - Thunder Gray ChromaFlair	GLH - Thunder Gray ChromaFlair
GMV - Summer Gold NEW		GMV - Summer Gold NEW	GMV - Summer Gold NEW	GMV - Summer Gold NEW
GTR - Glacier Blue NEW		GTR - Glacier Blue NEW	GTR - Glacier Blue NEW	GTR - Glacier Blue NEW
GWT - Silver Coast NEW		GWT - Silver Coast NEW	GWT - Silver Coast NEW	GWT - Silver Coast NEW
GTR - Opulent Blue		GTR - Opulent Blue	GTR - Opulent Blue	GTR - Opulent Blue
GLK - Black Diamond		GLK - Black Diamond	GLK - Black Diamond	GLK - Black Diamond
Interior Colors
AFC - Ebony/Ebony		AFC - Ebony/Ebony	AFC - Ebony/Ebony	AFC - Ebony/Ebony
AFD - Light Titanium/Ebony		AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
AFE - Cocoa/Cashmere		AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Cadillac CTS Coupe
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6DP47/6DH47	6DP47/6DH47
Volume % of Total	“***”	“***”
Standard Equipment	1SF PREFORMANCE	1SH Premium
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD Surround	Radio AM/FM Surround w/ NAV
Wheels	Wheels, 18"	Wheels, 18"
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0
Other		See Y40, Y41
	-------------------------------	-------------------------------
	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------
Other	XM	XM
Other	OnStar	OnStar
Other	Tire Inflation Kit Only - No Spare Available	Tire Inflation Kit Only - No Spare Available

Required Additional Options

	-------------------------------	-------------------------------

Exterior Colors
	GAN - Radiant Silver	GAN - Radiant Silver
	GBA - Black Raven	GBA - Black Raven
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	GLH - Thunder Gray ChromaFlair	GLH - Thunder Gray ChromaFlair
	GMV - Summer Gold NEW	GMV - Summer Gold NEW
	GTR - Glacier Blue NEW	GTR - Glacier Blue NEW
	GWT - Silver Coast NEW	GWT - Silver Coast NEW
	GTR - Opulent Blue	GTR - Opulent Blue
	GLK - Black Diamond	GLK - Black Diamond

Interior Colors
	AFC - Ebony/Ebony	AFC - Ebony/Ebony
	AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
	AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Cadillac CTS Wagon
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6DP35/6DH35	6DP35/6DH35
Volume % of Total	“***”	“***”
Standard Equipment	1SD Luxury	1SH PREMIUM
Engine	Engine 3.0L V6 - LFW	Engine 3.6L V6 - LFX
Transmission	Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD	Radio AM/FM/CD w/ Surround & Nav
Wheels	Wheels, 17"	Wheels, 18"
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Rear Camera and other content - see Y40	Luxury Level One Pkg - Y40
	-------------------------------	Luxury Level Two Pkg Y41
	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------
Other	XM	XM
Other	OnStar	OnStar
Other	Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire	Tire Inflation Kit - No Spare - SGC/PYZ Spare Tire

Required Additional Options
	Compact Spare	Compact Spare

	-------------------------------	-------------------------------

Exterior Colors
	GAN - Radiant Silver	GAN - Radiant Silver

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	GBA - Black Raven	GBA - Black Raven
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	GLH - Thunder Gray ChromaFlair	GLH - Thunder Gray ChromaFlair
	GMV - Summer Gold NEW	GMV - Summer Gold NEW
	GTR - Glacier Blue NEW	GTR - Glacier Blue NEW
	GWT - Silver Coast NEW	GWT - Silver Coast NEW
	GTR - Opulent Blue	GTR - Opulent Blue
	GLK - Black Diamond	GLK - Black Diamond

Interior Colors
	AFC - Ebony/Ebony	AFC - Ebony/Ebony
	AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
	AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

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Cadillac XTS
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6GD69	6GX69
Equipment Group	FWD	AWD
Volume % of Total	“***”	“***”
Standard Equipment	1SB LUXURY	1SB LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	6-Speed Transmission, 6T70 FWD - M7W	6-Speed Transmission, 6T70 AWD - M7U
Air Conditioning	Air Cond. Auto Dual Zone - CJ2	Air Cond. Auto Dual Zone - CJ2
Air Conditioning, Rear	-------------------------------	-------------------------------
Airbags	Dual-stage frontal, side impact, knee and head curtain side impact for driver and front passenger, head curtain and seat side impact for outboard rear passengers - AYF	Dual-stage frontal, side impact, knee and head curtain side impact for driver and front passenger, head curtain and seat side impact for outboard rear passengers - AYF
Steering	Power Steering with variable effort - NXC	Power Steering with variable effort - NXC
Brakes	Brembo disc brakes with antilock, 4 wheel	Brembo disc brakes with antilock, 4 wheel
Windows	Power Windows, all 4 with Express-Up/Down, includes rear passenger lockout	Power Windows, all 4 with Express-Up/Down, includes rear passenger lockout
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control - K34	Cruise Control - K34
Tilt Wheel	Heated, Power rake and telescopic Steering Wheel, leather-wrapped with wood accents, includes tap up/tap down controls	Heated, Power rake and telescopic Steering Wheel, leather-wrapped with wood accents, includes tap up/tap down controls
Seats	Seat, 4-Way Power Driver and Passenger w memory	Seat, 4-Way Power Driver and Passenger w memory
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Cadillac User Experience including 8 speaker Bose audio system with AM/FM/HD/CD/XM/MP3	Cadillac User Experience including 8 speaker Bose audio system with AM/FM/HD/CD/XM/MP3
Wheels	Wheels, 19" aluminum	Wheels, 19" aluminum
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather seating surfaces	Seat, Leather seating surfaces
Other	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Heated/Ventilated Front Seats - KA1	Heated/Ventilated Front Seats - KA1

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Other	Heated Rear Seats - KU3	Heated Rear Seats - KU3
Other	Bluetooth	Bluetooth
Other	OnStar	OnStar
Other	Front/Rear Park Assist	Front/Rear Park Assist
Other	Rear Vision Camera	Rear Vision Camera
Required Additional Options
	Navigation - IO6	Navigation - IO6

Exterior Colors
	GAN - Radiant Silver Metallic	GAN - Radiant Silver Metallic
	GBA - Black Raven	GBA - Black Raven
	GLJ - Graphite Metallic - NEW	GLJ - Graphite Metallic - NEW
	GWT - Silver Coast Metallic - NEW	GWT - Silver Coast Metallic - NEW

Interior Colors
	AFC - Jet Black	AFC - Jet Black
	AFD - Shale w/ Cocoa Accents	AFD - Shale w/ Cocoa Accents

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Cadillac SRX
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Model Code	6NG26	6NG26	6NL26
Equipment Group	FWD	FWD	AWD
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1SB LUXURY	1SD PERFORMANCE	1SB LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	6-Speed Transmission, MH2	6-Speed Transmission, MH2	6-Speed Transmission, MH4
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Steering	Power Steering	speed sensing variable effort	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/XM/MP3 - UYE	navigation (UY4)	Radio AM/FM/CD/XM/MP3 - UYE
Wheels	Wheels, 18" aluminum - QF8	Wheels, 20" aluminum	Wheels, 18" aluminum - QF8
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Lift Gate - Rear Power	Lift Gate - Rear Power	Lift Gate - Rear Power
Other	Sunroof - C3U	Sunroof - C3U	Sunroof - C3U

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Other	Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other	XM Radio	XM Radio	XM Radio
Other	Bluetooth	Bluetooth	Bluetooth
	Side Blind Zone Alert	HID Headlamps	Side Blind Zone Alert
	Rear cross traffic alert	Adaptive forward lighting	Rear cross traffic alert
headlamp washer
foglamps

Other	OnStar	OnStar	OnStar
Required Additional Options
Audio Sys w/ Navigation - Incl Rear Camera (UY4)

Exterior Colors
	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	GAR - Black Ice	GAR - Black Ice	GAR - Black Ice
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat
	GTT - Silver Coast Metallic - NEW	GTT - Silver Coast Metallic - NEW	GTT - Silver Coast Metallic - NEW

Interior Colors
	AFA/AFC - Ebony/Titanium	AFA/AFC - Ebony/Titanium	AFA/AFC - Ebony/Titanium
	AFB/AFD - Titanium/Ebony	AFB/AFD - Titanium/Ebony	AFB/AFD - Titanium/Ebony
	AFE - Shale/Ebony	AFE - Shale/Ebony	AFE - Shale/Ebony

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Cadillac Escalade
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A
Model Code		6C10706
Volume % of Total		“***”
Standard Equipment		1SB LUXURY
Engine		Engine Vortec 6200 V8 - L92
Transmission		Transmission, Automatic
Air Conditioning		Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux.
Steering		Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows
Door Locks		Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control
Tilt Wheel		Tilt Steering Wheel
Seats		Seat, 14 Way Power Driver/Pass
Rear Defogger		Rear Defogger
Radio		Navigation - U3R
Wheels		Wheels, 22" aluminum - P56
Floor Mats		Floor mats
Seat Trim/Style		Seat, Leather Bucket - AN3
Air Bags		Dual Front & Side
Other		StabiliTrak
Other		Mirrors, Pwr OSRV
Other		Rear Park Assist
Other		Power Adj Pedals
Other		Assist Steps - BVU
Other		Remote Vehicle Starter
Other		Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5
Other		XM
Other		OnStar

Required Additional Options
Rear Entertain. System - U42

Exterior Colors
41U - Black Raven
98U - White Diamond Tricoat
	*	GHA - Mocha Steel Metallic
GAN - Radiant Silver Metallic - NEW

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Crystal Red Tint Coat - NEW
*

Interior Colors

394 - Cashmere w/ Cocoa Accents

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Chevrolet Spark
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	1CV48	1CV48
Volume % of Total	“***”	“***”
Standard Equipment	1LT - 1SD	2LT - 1SF
Engine	ECOTEC 1.2L DOHC 4-cylinder MFI	ECOTEC 1.2L DOHC 4-cylinder MFI
Transmission	4 Spd Auto - MNG	4 Spd Auto - MNG
Brakes	4-wheel antilock, front disc/rear drum	4-wheel antilock, front disc/rear drum
Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF
Air Conditioning	Single-zone Manual - C60	Single-zone Manual - C61
Radio	Chevrolet MyLink Touch	Chevrolet MyLink Touch
XM Radio	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD
Cruise Control	STD	STD
Door Locks	Power Programmable	Power Programmable
Rear Defogger	STD	STD
Floor Mats	STD - front and rear	STD - front and rear
OnStar	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver and Pass. Manual	Driver and Pass. Manual
Seats Trim/Style	front high-back bucket with adjustable head restraints	front high-back bucket with adjustable head restraints - Leatherette
Seats Heated	NA	Included
Steering Column	Tilt Wheel	Tilt Wheel
Windows	Power	Power
Spoiler, rear	Spoiler, rear with integrated LED CHMSL	Spoiler, rear with integrated LED CHMSL
Wheels	15" (38.1 cm) 5-split spoke Silver-painted aluminum	Wheels, 15" (38.1 cm) machined-face aluminum with Gray-painted pockets
Stabilitrak	STD	STD
Open	-------------------------------	Fog Lamps
***See Order Guide For Complete Detail***		Roof Rails
Required Additional Options

Exterior Colors
	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	GAZ - Summit White (not available for initial ordering)	GAZ - Summit White (not available for initial ordering)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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		GGE - Salsa	GGE - Salsa
		GJT - Jalapeno	GJT - Jalapeno
		GUC - Denim (not available for initial ordering)	GUC - Denim (not available for initial ordering)
	*	GUD - Lemonade (late availability)	GUD - Lemonade (late availability)
		GQL - Techno Pink	GQL - Techno Pink
Interior Colors
		AFH - Green with Green Trim	AFG - Light Titanium with Silver Trim Leatherette
		AFI - Silver with Blue Trim	AFL - Dark Pewter with Silver Trim Leatherette
		AFJ - Yellow with Yellow Trim (late availability)	AAY - Dark Pewter with Green Trim Leatherette
		AFK - Silver with Silver Trim	AFM - Red with Red Trim Leatherette

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Chevrolet Sonic
2013 MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D
Model Code	1JV69 - 4 Dr Sedan LT	1JW69 - 4 Dr Sedan LTZ	1JV48 - 5 Dr HATCHBACK LT	1JW48 - 5 Dr HATCHBACK LTZ
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment	1SD	1SF	1SD	1SF
Engine	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW
Transmission	Transmission, Automatic - MH9	Transmission, Automatic - MH8 with LUV	Transmission, Automatic - MH9	Transmission, Automatic - MH8 with LUV
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes
Windows	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG
Door Locks	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3
Cruise Control	Cruise Control - K34	Cruise Control - K34	Cruise Control - K34	Cruise Control - K34
Tilt Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual	Manual	Manual	Manual
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD - UH7	Radio MYLINK AM/FM/CD/XM/USB - UF7	Radio AM/FM/XM/CD - UH7	Radio MYLINK AM/FM/CD/XM/USB - UF7
Other	Wheels, 15" painted alloy	Wheels, 17" painted alloy	Wheels, 15" painted alloy	Wheels, 17" painted alloy
Other	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket

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Other	OnStar - UE1	OnStar - UE1	OnStar - UE1	OnStar - UE1
Other	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry
Other	XM U2K	XM U2K	XM U2K	XM U2K
Other	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37
Other	Bluetooth for Phone; Bluetooth audio streaming	Bluetooth for Phone; Bluetooth audio streaming	Bluetooth for Phone; Bluetooth audio streaming	Bluetooth for Phone; Bluetooth audio streaming
Other	Steering Wheel Controls	Steering Wheel Controls	Steering Wheel Controls	Steering Wheel Controls
Other	Remote Start - BTV	Remote Start - BTV	Remote Start - BTV	Rear Spoiler
Other	USB	Leather Steering Wheel	USB	Leather Steering Wheel
Other				Remote Start - BTV

Required Additional Options
		LUV 1.4L turbocharged engine		LUV 1.4L turbocharged engine

Exterior Colors
GAN	Silver Ice Metallic	Silver Ice Metallic	Silver Ice Metallic	Silver Ice Metallic
GAZ	Summit White	Summit White	Summit White	Summit White
GCN	Victory Red	Victory Red	Victory Red	Victory Red
GBV	Cyber Gray metallic	Cyber Gray metallic	Cyber Gray metallic	Cyber Gray metallic
GTS	Blue Topaz metallic	Blue Topaz metallic	Blue Topaz metallic	Blue Topaz metallic
GAR	Black Granite (Extra Cost)	Black Granite (Extra Cost)	Black Granite (Extra Cost)	Black Granite (Extra Cost)
GBE	Crystal Red Metallic Tintcoat2 (Extra Cost)	Crystal Red Metallic Tintcoat2 (Extra Cost)	Crystal Red Metallic Tintcoat2 (Extra Cost)	Crystal Red Metallic Tintcoat2 (Extra Cost)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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GCR	Inferno Orange Metallic (Extra Cost)	Inferno Orange Metallic (Extra Cost)	Inferno Orange Metallic (Extra Cost)	Inferno Orange Metallic (Extra Cost)
Interior Colors
	ABY Jet Black w/ DarK TITANIUM Cloth	ACI Jet Black w/ DarK TITANIUM Heated Leatherette	ABY Jet Black w/ DarK TITANIUM Cloth	ACI Jet Black w/ DarK TITANIUM Heated Leatherette
	ACC DarK TITANIUM with Very Dark Pewter Cloth	ADN - Brick Heated Leatherette	ACC DarK TITANIUM with Very Dark Pewter Cloth	ADN - Brick Heated Leatherette
		ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette		ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette

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Chevrolet Cruze
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Model Code	1PX69 - 4 Dr Sedan	1PZ69 - 4 Dr Sedan	1PW69 - 4 Dr Sedan
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1FL	1SH	LTZ (1SJ)
Engine	ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV
Transmission	6-Spd Automatic - MH8	Transmission, 6-Spd. Auto - MH8	Transmission, 6-Spd. Auto - MH8
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags	Front Knee	Front Knee	Front Knee
Steering	Power Steering	Power Steering	Power Steering
Brakes	Power Brakes	Power Brakes w/ ABS	Power Brakes
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Power	Power
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/MP3 - UYE	Radio Color Touch AM/FM/CD/MP3 - UFU	Radio Color Touch AM/FM/CD/MP3 - UFU
Wheels	Wheels, 16" Alloy - WR6	Wheels, 17" 5 Spoke Alloy - RBU	Wheels, 18" Alloy - PZV
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1	Seat, Heated Leather Bucket - KA1
Other	Compact Spare - RU5	Compact Spare - RU5	Compact Spare - RU5
Other	-------------------------------	XM	XM
Other	-------------------------------	OnStar	OnStar

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Required Additional Options
			CF5 Sunroof	CF5 Sunroof
			PDZ Appearance Pkg.	PDZ Appearance Pkg.

Exterior Colors
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		GBV - Cyber Gray Metallic	GBV - Cyber Gray Metallic	GBV - Cyber Gray Metallic
		GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
		GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	*	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
		GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic
		GTS - Blue Topaz	GTS - Blue Topaz	GTS - Blue Topaz
		GGT - Autumn Metallic	GGT - Autumn Metallic	GGT - Autumn Metallic
			GCN - Victory Red	GCN - Victory Red
Interior Colors
		AFF - Jet Black Cloth	ACB - Cocoa/Light Neutral Leather w/ PDZ	AAY - Coco/Light Neutral Leather
		AFC - Jet Black/Medium Titanium Cloth	ACC - Jet Black Leather w/ PDZ	AAW - Jet Black Leather
AFG - Jet Black/Sport Red Cloth

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Malibu
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	1GB69	1GC69	1GC69	1GD69
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment	1FL	1LT	2LT	1LZ
Engine	DOHC 4Cyl - LCV	DOHC 4Cyl - LCV	DOHC 4Cyl - LCV	DOHC 4Cyl - LCV
Automatic Transmission	STD - MH8	STD - MH8	STD - MH8	STD - MH8
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side w Lumbar	Not Available	OPT - 8 Way	STD - 8 Way	STD - 8 Way
Heated Seat	N/A	N/A	Optional	STD
Cruise Control	STD	STD	STD	STD
Seat Trim	Premium Cloth	Premium Cloth/Leatherette	Premium Cloth/Leatherette	Leather
Radio w/CD	STD -UYE	STD -UFU	STD -UFU	STD -UFU
Rear Defogger	STD	STD	STD	STD
Body Side Moldings	OPT (Free Flow)	OPT (Packaged, PCN)	Opt (Packaged, PCU)	Not Available
Wheels	R1H - 16" Aluminum	R1H - 16" Aluminum	Q48- 18" Aluminum	PZJ - 18" Aluminum
Keyless Entry	STD	STD	STD	STD
Remote Start	N/A	Optional	STD	STD
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Airbags	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF

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Other	OPT	Floor Mats - B34	Floor Mats - B34	Floor Mats - B34
Other	ABS	ABS	ABS	ABS
Other	Stabiltrak	Stabilitrak	Stabilitrak	Stabilitrak
Other		XM	XM	XM
Other	OnStar (May Change to Optional Due to Weight)	OnStar	OnStar	OnStar
110 Outlet	Opt	Not Available	Opt (Packaged, PCU)	Opt

	Tire Repair Kit - WTR	Tire Repair Kit - WTR	Spare Tire - P77	Spare Tire - P77
Required Additional Options
UE1 - Onstar
	B83 - Body Side Moldings	Power Convenience Package (PCN)	Electronics/ Entertainment Pkg. (PCU)	Electronics/ Entertainment Pkg. (PCU)
	Front and Rear Floor Mats - B34 and B35		Cargo Net
		17" Wheel - R1U	Auto Dimming ISRV Mirror
		Cargo Net	Back-up Camera
		Auto Dimming ISRV Mirror	Universal Garage Opener
		Seat, Driver: 8-way pwr seat	Pioneer Nine speaker System UQA
		Power Driver Lumbar Control	High output amplifier (Incl in UQA)
		Back-up Camera	110 Outlet ( Not available on Eco for whole 13 MY)
		Universal Garage Opener	Body Side Molding
Remote Start
Body Side Molding

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Exterior Colors
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		GBM - White Diamond Tricoat	GBM - White Diamond Tricoat	GBM - White Diamond Tricoat	GBM - White Diamond Tricoat
		GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
	*	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	*	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	*	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
		GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic
		GTS - Blue Topaz Metallic	GTS - Blue Topaz Metallic	GTS - Blue Topaz Metallic	GTS - Blue Topaz Metallic
		GGW - Taupe Gray Metallic	GGW - Taupe Gray Metallic	GGW - Taupe Gray Metallic	GGW - Taupe Gray Metallic
		GBA - Black	GBA - Black	GBA - Black	GBA - Black
		GWS - Silver Topaz Metallic	GWS - Silver Topaz Metallic	GWS - Silver Topaz Metallic	GWS - Silver Topaz Metallic
Interior Colors
Premium Cloth		AFB - Jet Black/Titanium

Premium Cloth /Leatherette			AFE - Jet Balck
Premium Cloth /Leatherette			AFG - Jet Black/Titanium
Premium Cloth /Leatherette			AFI - Cocoa/Light Neutral

Leather Appointed				AFF - Jet Balck	AFK - Jet Balck
Leather Appointed				AFH - Jet Black/Titanium	AFM - Jet Black/Brownstone
Leather Appointed				AFJ - Cocoa/Light Neutral	AFL - Cocoa/Light Neutral

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Leather Appointed
Leather Appointed

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Impala
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	1WF19	1WG19	1WU19
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1FL	2FL	1LZ
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio	Radio AM/FM/CD - U1C	Radio AM/FM/CD - U1C	Radio AM/FM/CD/XM - US8
Wheels	Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats	Optional	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	Bluetooth Interface
Other	-------------------------------	-------------------------------	Spoiler
Other	Available		OnStar

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Other		Available	Leather Steering Wheel w/Audio	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other		Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86

Required Additional Options
		PDC Onstar Bluetooth Pkg	Flip/Fold Rear Seats AM9	Sunroof - CF5
PDV Sunroof Pkg.

PDD Bluetooth-Onstar Pkg.

XM - U2K (Req. PDD OnStar) Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.

Exterior Colors
		17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
		41U - Black	41U - Black	41U - Black
		50U - Summit White	50U - Summit White	50U - Summit White
		51U - Gold Mist Metallic	51U - Gold Mist Metallic	51U - Gold Mist Metallic
		57U - Cyber Gray Metallic	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic
	*	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat

Interior Colors
		70C/702 - Neutral	70C/702 - Neutral	70C/702 - Neutral
		19C/192 - Ebony	19C/192 - Ebony	19C/192 - Ebony
		83C/832 - Gray	83C/832 - Gray	83C/832 - Gray

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Chevrolet Camaro
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Model Code	1EF37	1EH37	1ET37
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1LT	2LT	2SS
Engine	Engine 3.6L (V6) - LFX	Engine 3.6L (V6) - LFX	Engine 6.2L (V8) - LS3
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU
XM Radio	XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD	STD
Cruise Control	STD	STD	STD
Door Locks	Power Programmable	Power Programmable	Power Programmable
Rear Defogger	STD	STD	STD
Floor Mats	STD - front	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated	NA	Included - KA1	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS	STD
Wheels	Wheels, 18" Painted Aluminum - SGE	Wheels, 19" Painted Aluminum - RVB	Wheels, 20" Painted Aluminum - R42
Stabilitrak	STD	STD	STD
Open	-------------------------------	Heads Up Display - UVC	Heads Up Display - UVC
***See Order Guide For Complete Detail***
Required Additional Options

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		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Transmission, Automatic - MX0
		ZCZ - Spare Tire and Wheel	ZCZ - Spare Tire and Wheel	SGC - Spare Tire and Wheel Not Desired
		-------------------------------	-------------------------------	Engine 6.2L (V8) - L99
		Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		Sunroof - CF5	Sunroof - CF5	Sunroof - CF5
		RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)
Exterior Colors
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic

		GBA - Black	GBA - Black	GBA - Black
		GCN - Victory Red	GCN - Victory Red	GCN - Victory Red
		GCO - Rally Yellow	GCO - Rally Yellow	GCO - Rally Yellow
	*	GCR - Inferno Orange Metallic	GCR - Inferno Orange Metallic	GCR - Inferno Orange Metallic

Interior Colors
		AFC/AFF/AFM - Back	AFC/AFF/AFM - Back	AFC/AFF/AFM - Back
		AFD/AFG/AFN - Gray	AFD/AFG/AFN - Gray	AFD/AFG/AFN - Gray

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Chevrolet Camaro Convertible
2013 MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Equipment Group	1EF67	1EH67	1ET67
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1LT	2LT	2SS
Engine	Engine 3.6L (V6) - LFX	Engine 3.6L (V6) - LFX	Engine 6.2L (V8) - LS3
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU
XM Radio	XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD	STD
Cruise Control	STD	STD	STD
Door Locks	Power Programmable	Power Programmable	Power Programmable
Rear Defogger	STD	STD	STD
Floor Mats	STD - front	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated	NA	Included - KA1	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS	STD
Wheels	Wheels, 18" Painted Aluminum - SGE	Wheels, 19" Painted Aluminum - RVB	Wheels, 20" Painted Aluminum - R42
Stabilitrak	STD	STD	STD
Open		Heads Up Display - UVC	Heads Up Display - UVC

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***See Order Guide For Complete Detail***
Required Additional Options		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Wheels, 20" Polished Aluminum -RUY
		Wheels, 19" Bright Aluminum - RVD	Wheels, 19" Bright Aluminum - RVD
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		ZCZ&NYD - Spare Tire and Wheel	Wheels, 19" Bright Aluminum - RVD	Engine 6.2L (V8) - L99
RS Package
Exterior Colors
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic

		GBA - Black	GBA - Black	GBA - Black
		GCN - Victory Red	GCN - Victory Red	GCN - Victory Red
		GCO - Rally Yellow	GCO - Rally Yellow	GCO - Rally Yellow
	*	GCR - Inferno Orange Metallic	GCR - Inferno Orange Metallic	GCR - Inferno Orange Metallic
Interior Colors
		AFC/AFF/AFM - Back	AFC/AFF/AFM - Back	AFC/AFF/AFM - Back
		AFD/AFG/AFN - Gray	AFD/AFG/AFN - Gray	AFD/AFG/AFN - Gray

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Chevrolet Corvette
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model	Coupe	Convertible
Model Code	1YY07	1YY67
Standard Equipment	3LT	3LT
Engine	Engine, V8 SFI - LS3	Engine, V8 SFI - LS3
Transmission	Transmission, 6-spd manual - MN6	Transmission, 6-spd manual - MN6
Air Conditioning	Air Conditioning, dual zone	Air Conditioning, dual zone
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Power Telescopic Tilt Steering Wheel	Power Telescopic Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver/Pass	Seat, 6 Way Power Driver/Pass
Rear Defogger	Rear Defogger	Rear Defogger
Roof	Roof Panel - CF7	Convertible Top - CM7
Radio	AM/FM/6CD-US9	AM/FM/6CD-US9
Wheels	18" Wheels, 5-spoke, painted alum-QG6	18" Wheels, 5-spoke, painted alum-QG6
Floor Mats	Floor mats - B34	Floor mats - B34
Seat Trim/Style	Sport Bucket, Leather - AQ9	Sport Bucket, Leather - AQ9
Other	Head-Up Display-UV6	Head-Up Display-UV6
Other	Heated Seats-KA1	Heated Seats-KA1
Other	Steering Wheel Controls-UK3	Steering Wheel Controls-UK3
Other	XM	XM
Other	OnStar	OnStar

Required Additional Options
	Dual Mode Performance Exhaust - NPP	Dual Mode Performance Exhaust - NPP
	Transmission, 6-spd paddle shift w/automatic modes - MYC	Transmission, 6-spd paddle shift w/automatic modes - MYC
	18" Wheels, 5-spoke, Chrome Alum - QX3	18" Wheels, 5-spoke, Chrome Alum - QX3

Exterior Colors
	10U - Arctic White	10U - Arctic White
	17U - Blade Silver Metallic	17U - Blade Silver Metallic

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	41U - Black	41U - Black
	45U - Velocity Yellow	45U - Velocity Yellow
	70U - Red	70U - Red
Interior Colors
	193 - Ebony	193 - Ebony
	313/316 - Cashmere	313/316 - Cashmere
	843/846 - Titanium Gray	843/846 - Titanium Gray

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Captiva
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	1LD26	1LE26	1LW26
Volume % of Total	“***”	“***”	“***”
Standard Equipment	2LS - FWD	1LT - FWD	1LZ

Engine	LEA	LEA	LEA
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Auto Controls	Auto Controls	Auto Controls
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	8 Way Power - AE8	8 Way Power - AE8	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE
Wheels	Wheels, 17" aluminum - PJE	Wheels, 17" aluminum - RVF	Wheels, 18" aluminum
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	Leather Grip Steering Wheel w / Radio Contorls	Leather Grip Steering Wheel w / Radio Contorls	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other	Vanity Mirror w/ Light	Vanity Mirror w/ Light	Vanity Mirror w/ Light

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Other	Mirrors with Body Color	Mirrors with Body Color	Mirrors with Body Chrome
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar
Other	XM	XM	XM
Bluetooth	Bluetooth Only - Requires UE1	STD	STD
Other	NA	NA	Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG
Dual Tip Exhaust	NA	Dual Tip Exhaust	Dual Tip Exhaust
Chrome Door Handles	NA	Chrome Door Handles	STD
Fog Lamps	Fog Lamps	Fog Lamps	STD
Chrome Skid Plate	NA	NA	Chrome
Fascia Body Color	NA	Color	Color
Lugguage Rack - Side	Lugguage Rack - Side	STD	STD
Cargo Organizer - AWW	NA	Cargo Organizer - AWW	Cargo Organizer - AWW
Audio System 10 Speaker	NA	NA	Audio System 10 Speaker
Garage Opener	NA	Avail	Garage Opener
Sunroof	Not Available	Available	Sunroof
Rear Camera	Available	Available	Rear Camera UVC
Required Additional Options

Sunroof - CF5

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG

Exterior Colors
	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	GBU - Arctic Ice	GBU - Arctic Ice	GBU - Arctic Ice
	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
	GHA - Mocha Steel Metallic	GHA - Mocha Steel Metallic	GHA - Mocha Steel Metallic
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat

Interior Colors
AEN - Black Cloth	AEN - Black Cloth	AEN - Black Cloth
ADW - Black Leather		ADW - Black Leather	ADW - Black Leather
ADX - Black/Titanium Leather			ADX - Black/Titanium Leather

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Chevrolet Equinox
2013MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec E
Model Code	1LH26	1LH26	1LM26
Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1LT	2LT	1LZ
Engine	Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Conditioning	Auto HVAC	Auto HVAC
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver & Passenger
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio Color Touch AM/FM/XM/CD/MP3 -UFU	Radio Color Touch AM/FM/XM/CD/MP3 -UFU	Radio Color Touch AM/FM/XM/CD/MP3 -UFU
Wheels	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Heated Seat, Cloth Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	-------------------------------	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar
Other	XM	XM	XM
Other

Required Additional Options		Chevrolet MyLink Touch - UP9	Chevrolet MyLink Touch - UP9
	Driver Convenience Package - Includes (BTV) remote vehicle starter system, (AE8) 8-way power front seat adjuster and (UVC) rearview camera system - PDD -	Power Convience Package, includes (AH8) 8-way power pass seat, (UG1) universal garage opener and (TB5) power programable liftgate - PDC	Sunroof - CF5
		Sunroof - CF5	Engine 3.0L V6 w/Flex Fuel - LFW

Exterior Colors	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	GAZ - Olympic White - NEW	GAZ - Olympic White - NEW	GAZ - Olympic White - NEW
	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic
	GXG - Tungsten Metallic	GXG - Tungsten Metallic	GXG - Tungsten Metallic
Interior Colors
	AFK - Jet Black/Lt. Titanium	AFK/AFM - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium
	AFJ - Jet Black	AFJ/AFL - Jet Black	AFL - Jet Black
		AFN Jet Black/Brownstone	AFN Jet Black/Brownstone

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Traverse
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D	Spec E
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Standard Equipment	1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Engine	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6
Transmission	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED
Air Conditioning	Manual	Auto, tri-zone	Manual	Auto, tri-zone	Auto, tri-zone
Air Conditioning, Rear	manual standard	manual standard	manual standard	manual standard	manual standard
Steering	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows	Power	Power	Power	Power	Power
Door Locks	RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control	standard	standard	standard	standard	standard
Tilt Wheel	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger	standard	standard	standard	standard	standard
Radio	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD, XM, Bose & USB Port
Wheels	18" aluminum	18" aluminum	18" aluminum	18" aluminum	18" aluminum
Floor Mats	all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style	cloth, 8-passenger	cloth, 7-passenger	cloth, 8-passenger	cloth, 7-passenger	leather, 7-passenger

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Other		8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other		Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other		---	Rear Camera in ISRV mirror	---	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other		---	Power tailgate	---	Power tailgate	Power tailgate
Other		Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls
Other		OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other		---	---	---	---	PCL Personal Connectivity Pkg
Other		XM	XM	XM	XM	XM
Required Additional Options
			U42 - Rear DVD		U42 - Rear DVD	U42 - Rear DVD .
			C3U Panoramic Sunroof		C3U Panoramic Sunroof	C3U Panoramic Sunroof .
			Leather Seats - IP2		Leather Seats - IP2.

		Heated Seats w/ Prem Cloth - KA1		Heated Seats w/ Prem Cloth - KA1

		Remote Start		Remote Start
Exterior Colors
		17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
		40U - White	40U - White	40U - White	40U - White	40U - White
		57U - Cyber Gray Metallic	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic
	*	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	*	80U - Red Jewel Metallic	80U - Red Jewel Metallic	80U - Red Jewel Metallic	80U - Red Jewel Metallic	80U - Red Jewel Metallic
	*	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW

Interior Colors
		83C - Lt. Gray / Dk. Gray	83C - Lt. Gray / Dk. Gray	83C - Lt. Gray / Dk. Gray	83C - Lt. Gray / Dk. Gray	313 - Cashmere Leather
		19C - Ebony/Ebony	19C - Ebony/Ebony	19C - Ebony/Ebony	19C - Ebony/Ebony	843 - Lt Gray Leather
			832 - Lt Gray Leather		832 - Lt Gray Leather
			192 - Ebony Leather		192 - Ebony Leather

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Tahoe
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	CC10706	CK10706
Volume % of Total	“***”	“***”
Standard Equipment	1LT - 2WD	1LT - 4WD
Engine	Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Air Bags	Dual Front & Side	Dual Front & Side
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 18" aluminum - N87	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other	StabiliTrak	StabiliTrak
Other	Rear Park Assist	Rear Park Assist
Other	Power Adj Pedals	Power Adj Pedals
Other	Bluetooth Interface	Bluetooth Interface
Other	XM	XM
Other	OnStar	OnStar

Requird Additional Options	PCK - Luxury Pkg.	PCK - Luxury Pkg.
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
	2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
	Power Liftgate - E61	Power Liftgate - E61

	Sunroof - CF5	Sunroof - CF5 -
	Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Exterior Colors
		41U - Black	41U - Black
		50U - Olympic White	50U - Olympic White
	*	89U -Crystal RedTint Coat -NEW	89U -Crystal RedTint Coat -NEW
		GHA - Mocha Steel Metallic - NEW	GHA - Mocha Steel Metallic - NEW
		GAN - Silver Ice - NEW	GAN - Silver Ice - NEW

Interior Colors
		19C/193 - Ebony	19C/193 - Ebony
		33C/333 - Light Cashmere / Dark Cashmere	33C/333 - Light Cashmere / Dark Cashmere
		83C/833 - Light Titanium / Dark Titanium	83C/833 - Light Titanium / Dark Titanium

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Suburban
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	CC10906	CK10906
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
Standard Equipment	1LT -2WD	1LT - 4WD
Engine	Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Seats	3 Pass 3rd Row Seat - AS3	3 Pass 3rd Row Seat - AS3
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 17" aluminum - P46	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - A95	Seat, Leather Bucket - A95
Air Bags	Dual Front & Side	Dual Front & Side
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	Blue Tooth Interface - UPF	Blue Tooth Interface - UPF
Other	XM	XM
Other	OnStar	OnStar

Required Additional Options	PCK - Luxury Pkg.	PCK - Luxury Pkg.
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
	2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
	Power Liftgate - E61	Power Liftgate - E61

	Sunroof - CF5	Sunroof - CF5 -

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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		Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)

Exterior Colors
		41U - Black	41U - Black
		50U - Olympic White	50U - Olympic White
	*	89U -Crystal RedTint Coat -NEW	89U -Crystal RedTint Coat -NEW
		GHA - Mocha Steel Metallic - NEW	GHA - Mocha Steel Metallic - NEW
		GAN - Silver Ice - NEW	GAN - Silver Ice - NEW

Interior Colors
		19C/193 - Ebony	19C/193 - Ebony
		33C/333 - Light Cashmere / Dark Cashmere	33C/333 - Light Cashmere / Dark Cashmere
		83C/833 - Light Titanium / Dark Titanium	83C/833 - Light Titanium / Dark Titanium

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Chevrolet Express
2013 MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB AWD	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Model Code	CG13406	CH13406	CG23406	CG33406	CG33706
Volume % of Total	“***”
Standard Equipment	1LT	1LT	1LT	1LT	1LT
Engine	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96
Transmission	Transmission, Automatic - M30	Transmission, Automatic - M30	Transmission, Automatic - MYD	Transmission, Automatic - MYD	Transmission, Automatic - MYD
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Manual	Manual	Manual
Rear Defogger	-------------------------------	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Radio	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7
Wheels	Wheels, 17" - NX7	Wheels, 17" - NX7	Wheels, 16" - QB5	Wheels, 16" - QB5	Wheels, 16" - QB5

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Floor Covering	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30
Seat Trim/Style	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 12 Pass. - ZX5	12 Passenger - ZX5	12 Passenger - ZX5
Air Bags	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF
Other	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM	XM

Required Additional Options
	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4

	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)
	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)

Exterior Colors

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Buick Verano (ALL NEW)
2013 MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	4PG69	4PH69	4PH69
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1SG	1SL	1SL
Engine	2.4L Cyl	2.4L Cyl	2.4L Cyl
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Electric
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	6-Way Power Driver Seat	6-Way Power Driver Seat	6-Way Power Driver Seat
Seats	Manual Passenger Seat	Manual Passenger Seat	Manual Passenger Seat
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Ribbon-fabric with leatherette accents	Leather-appointed	Leather-appointed

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Rear view camera	Rear view camera	Rear view camera

Other	OnStar	OnStar	OnStar
Other	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert
Other

Other		Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel	Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel
Required Additional Options
		Navigation System (UQH) - 100%	Sunroof (CFI) - 100%

Excluded Options

Exterior Colors	(GAZ) Summit White	(GAZ) Summit White	(GAZ) Summit White

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

	(GAN) Quicksilver Metallic	(GAN) Quicksilver Metallic	(GAN) Quicksilver Metallic
	(GBE) Crystal Red Tintcoat	(GBE) Crystal Red Tintcoat	(GBE) Crystal Red Tintcoat
	(GBN) White Diamond Tricoat	(GBN) White Diamond Tricoat	(GBN) White Diamond Tricoat
	(GVU) Mocha Bronze	(GVU) Mocha Bronze	(GVU) Mocha Bronze
	(GBV) Cyber Gray Metallic	(GBV) Cyber Gray Metallic	(GBV) Cyber Gray Metallic
	(GAR) Carbon Flash Metallic	(GAR) Carbon Flash Metallic	(GAR) Carbon Flash Metallic

Interior Colors
	(AFA) Medium Titanium Ribbon Fabric	(AFE) Chocacchino Leather	(AFE) Chocacchino Leather
	(AFC) Cashmere Ribbon Fabric	(AFB) Ebony Leather	(AFB) Ebony Leather
		(AFD) Cashmere Leather	(AFD) Cashmere Leather

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Buick LaCrosse (ALL NEW)
2013 MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	4GM69	4GM69	4GT69
Volume % of Total	“***”	“***”	“***”
Standard Equipment	1SL	1SL	1SR
Engine	2.4L Cyl - LUK eAssist	2.4L Cyl - LUK eAssist	3.6L V6 (LFX)
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU with Harman Kardon Premium Sound System
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 17" aluminum - Q05	Wheels, 17" aluminum - Q05	18" Chrome Wheels - Q52
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Other			Hi-Per Strut Suspension
Other	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center
Other			Spare Included - P77
Other	OnStar	OnStar	OnStar
Other	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port
Other	Rear Spoiler (n/a with V6 engine)	Rear Spoiler (n/a with V6 engine)
Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera
Other			Luxury Package (PCK) -Leather/Woodgrain Heated Steering Wheel -Perforated and Ventilated front seats -Power rear sunshade -Passive entry and push button start
Other
Other

Required Additional Options

		V6 Engine (LFX)	Sunroof - C3U

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Driver Confidence Pkg - PCI

Exterior Colors
		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

	*	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	*	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic
	*	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat

		NEW COLORS:	NEW COLORS:	NEW COLORS:
		GVU Mocha Bronze	GVU Mocha Bronze	GVU Mocha Bronze
		GWT Champagne Silver Metallic	GWT Champagne Silver Metallic	GWT Champagne Silver Metallic

Interior Colors
		AFC/AFD - Cocoa / Light Cashmere	AFC/AFD - Cocoa / Light Cashmere	AFC/AFD - Cocoa / Light Cashmere
		AFE/AFF - Dark Titanium / Light Titanium	AFE/AFF - Dark Titanium / Light Titanium	AFE/AFF - Dark Titanium / Light Titanium
		AFG/AFH - Jet Black	AFG/AFH - Jet Black	AFG/AFH - Jet Black

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Buick Regal
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A
Model Code	4GS69
Volume % of Total	“***”
Standard Equipment	1SN
Engine	(LHU) 2.0L Turbo 220hp
Transmission	Transmission, 6-Speed Automatic
Air Conditioning	Auto Dual Zone Climate Control
Steering	Power Steering, Hydraulic
Brakes	Power Brakes w/ 4-Wheel Disc, ABS, & Brake Assist
Windows	Power Windows (Exp Up/Down Front, Exp Down Rear)
Door Locks	Power Locks w/Keyless Entry
Cruise Control	Cruise Control
Tilt Wheel	Manual Tilt and Telescoping
Seats	Seat, Driver, 8-way Power
Seats	Seat, Driver, 4-way Power Lumbar (APG)
Seats	Seat, Passenger, 4-way Manual, 2 Way Power Height (A6C)
Seats	Heated Seats, Driver & Front Passenger (KA1)
Seat Trim/Style	Seat, Leather Bucket
Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/MP3 (UYE)
Radio	Radio Controls, Steering Wheel Mounted
Radio	7 Speaker System (U65)
Stabilitrak	Includes Traction Control
Wheels	Wheels, 18" Alloy (Q56)
Floor Mats	Floor Mats, Front and Rear
Air Bags	6 Air Bags - Front, Front Side, & Head Curtain (AY0)
Other	Steering Wheel, Leather Wrapped
Other	Trunk Cargo Net
Other	Dual Exhaust with Hidden Tips
Other	Compact Spare Tire
Other	Heated Power Mirrors
Other	Auto-Dimming ISRVM
Other	Fog Lamps
Other	USB Port for iPod/MP3 Player
Other	Bluetooth for Phone
Other	XM Radio
Other	OnStar

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Other		Comfort & Convenience Pkg (PCM) - Includes Ultrasonic Rear Parking Assist (UD7); 120V Household Power Outlet (KI6); Seat, Passenger, 8-way Power (AG2); Seat, Passenger, 4-way Power Lumbar (APH)
Other

Required Additional Options
Sunroof (CF5)

Excluded Options - 0%		NEW: GXH Dark Blue Metallic
Color GAP

Exterior Colors
GBV - Gyber Gray Metallic
GAN - Quicksilver Metallic
	*	GBA - Black Metallic
GAZ - Summit White
GAO - Gold Mist Metallic

NEW COLORS:
GLK - Black Diamond Tricoat
GWT - Champagne Silver Metallic

Interior Colors
AFC - Ebony
AFD - Cocoa/Cashmere

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Buick Enclave
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	4R14526	4V14526
Volume % of Total	“***”	“***”
Standard Equipment	1SL - FWD	1SL - AWD
Engine	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Variable Effort Power Steering	Variable Effort Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 19" Aluminum - RZA	Wheels, 19" Aluminum - RZA
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Airbags	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Power Lift Gate	Power Lift Gate
Other	StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other	High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting
Other	7 passenger seating - ABB	7 passenger seating - ABB
Other	Heated Seats - KA1	Heated Seats - KA1
Other	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	Bluetooth Phone Interface - UPF	Bluetooth Phone Interface - UPF
Other	XM Radio	XM Radio
Other	OnStar	OnStar
Other	Remote Start	Remote Start
Other	Rear View Camera	Rear View Camera
Other	Rear Park Assist	Rear Park Assist
Other	7" color touch screen with Intellilink	7" color touch screen with Intellilink
Other	Center Side impact airbag	Center Side impact airbag
Other	Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Required Additional Options

		Sunroof - C3U	Sunroof - C3U
		Wheels, 19" chromed - P6A	Wheels, 19" chromed - P6A

Exterior Colors
		17U - Quicksilver Metallic	17U - Quicksilver Metallic
		GWT - Champagne Silver	GWT - Champagne Silver
	*	58U - Carbon Black Metallic	58U - Carbon Black Metallic
	*	89U - Crystal Red	89U - Crystal Red
	*	98U - White Diamond	98U - White Diamond

Interior Colors
		192 - Ebony	192 - Ebony
		832 - Titanium	832 - Titanium
		432 - Choccachino	432 - Choccachino

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Buick Encore
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	4JU76	4JV76
Volume % of Total	“***”	“***”
Standard Equipment	1SD - FWD	1SL - FWD
Engine	Engine 1.4L Turbo - LUV	Engine 1.4L Turbo - LUV
Transmission	Transmission, Auto 6 spd - MH8	Transmission, Auto 6 spd - MH8
Air Conditioning	Air Conditioning, Dual-Zone Auto - CJ2	Air Conditioning, Dual-Zone Auto - CJ2
Steering	Variable Effort Power Steering	Variable Effort Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows w/ Express dn	Power Windows w/ Express dn
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 6-way power driver, 2-way man pass	Seat, 6-way power driver, 6-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD, 7" screen with Intellilink - UFU	Radio, AM/FM w/CD, 7" screen with Intellilink - UFU
Wheels	Wheels, 18" Aluminum - RV6	Wheels, 18" Aluminum - RV6
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Premium Cloth with Leatherette Accents, Buckets	Leather-Appointed, Buckets
Airbags	Dual Front & Side - AYF	Dual Front & Side - AYF
Other	StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other	5 passenger seating	5 passenger seating
Other		Heated Seats - KA1
Other	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	Bluetooth Phone Interface - UP9	Bluetooth Phone Interface - UP9
Other	XM Radio	XM Radio
Other	OnStar	OnStar
Other	Remote Start	Remote Start
Other	Rear View Camera	Rear View Camera
Other	7" color touch screen with Intellilink	7" color touch screen with Intellilink

Required Additional Options

	Sunroof - CF5	Sunroof - CF5
	Wheels, 18" chromed - RV8	Wheels, 18" chromed - RV8

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Exterior Colors
		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
	*	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic
GYL - Cocoa Silver Metallic
		GYM - Satin Steel Gray Metallic	GYM - Satin Steel Gray Metallic
	*	GYN - White Pearl	GYN - White Pearl

Interior Colors
		AFN - Ebony	AAY - Ebony
		AFO - Titanium	AAW - Titanium
AAX - Saddle

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

GMC Acadia
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	TR 14526	TR 14526	TV 14526
Volume % of Total	“***”	“***”	“***”
Standard Equipment	3SB (SLE-2/SLE) - FWD	4SA (SLT-1) - FWD	4SA (SLT-1) - AWD
Engine	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning	Air Conditioning, Single Zone - C67	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 7-Pass - ABB	Seat, 7 Pass - ABB	Seat, 7 Pass - ABB
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 18" Painted aluminum - PZ4	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Deluxe Cloth, Buckets Manual	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	-------------------------------	Heated Seats - KA1	Heated Seats - KA1
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	8-way power driver	8-way power driver	8-way power driver
Other	2-way power frt pass	2-way power frt pass	2-way power frt pass
Other	Blue Tooth	Blue Tooth	Blue Tooth
Other	Body Color Molding	Body Color Molding	Body Color Molding
Other	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Other		Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -
Other		Rear Park Assist	Rear Park Assist	Rear Park Assist
Other		Rear View Camera-ISRVM	Rear View Camera-ISRVM	Rear View Camera-ISRVM
Other		Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display
Other		Power Liftgate	Power Liftgate	Power Liftgate
Other		QD6 - Spare Tire	QD6 - Spare Tire	QD6 - Spare Tire
Other		Side Roof Rails	Side Roof Rails	Side Roof Rails
Other		Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding
Other		OnStar	OnStar	OnStar
Other		XM	XM	XM

Required Additional Options
		Trailering - V92	Sunroof - C3U	Sunroof - C3U
			Trailering - V92	Trailering - V92

Exterior Colors
			40U - Summit White	40U - Summit White
		17U - Quick Silver	17U - Quick Silver	17U - Quick Silver
	*	58U - Carbon Black	58U - Carbon Black	58U - Carbon Black
	*	89U - Crystal Red	89U - Crystal Red	89U - Crystal Red
	*	40U - Summit White	98U - White Diamond	98U - White Diamond

Interior Colors
		19C - Ebony	192 - Ebony	192 - Ebony
			222 - Dark Cashmere	222 - Dark Cashmere
		83C - Light Titanium	832 - Light Titanium	832 - Light Titanium

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

GMC Terrain
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	TLH26	TLK26	TLJ26	TLM26
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment	3SB (SLE-2) - 2WD	3SB (SLE-2) - 4WD	4SB (SLT-2) - 2WD	4SB (SLT-2) - 4WD
Engine	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI
Transmission	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd
Air Conditioning	Auto Single Zone	Auto Single Zone	Auto Single Zone	Auto Single Zone
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB
Wheels	Wheels, 17" aluminum	Wheels, 17" aluminum	Wheels, 18" aluminum	Wheels, 18" aluminum
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Premium Cloth	Premium Cloth	Leather	Leather
Other	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way
Other	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio
Other	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk
Other	---------------	---------------	Remote Start	Remote Start
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth
Other	XM	XM	XM	XM
Other	Manual Liftgate	Manual Liftgate	Power Liftgate	Power Liftgate
Other	---------------	---------------	Rear Park Assist	Rear Park Assist

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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Other	---------------	---------------	Memory: Drivers Seat & Mirrors	Memory: Drivers Seat & Mirrors
Other	---------------	---------------	Sunroof	Sunroof
Other	---------------	---------------	Chrome Package	Chrome Package

Required Additional Options	---------------	---------------	---------------	---------------
`
			3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW	3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW

Exterior Colors

GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic
GBV - Cyber Gray Metallic	GBC - Steel Gray Metallic	GBC - Steel Gray Metallic	GBC - Steel Gray Metallic	GBC - Steel Gray Metallic
GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW
GIS - Merlot Jewel Metallic	GIS - Merlot Jewel Metallic	GIS - Merlot Jewel Metallic	GIS - Merlot Jewel Metallic	GIS - Merlot Jewel Metallic

Interior Colors
AFA/AFC/AFE - Jet Black	AFA/AFC/AFE - Jet Black	AFA/AFC/AFE - Jet Black	AFA/AFC/AFE - Jet Black	AFA/AFC/AFE - Jet Black
AFB/AFD/AFF - Light Titanium	AFB/AFD/AFF - Light Titanium	AFB/AFD/AFF - Light Titanium	AFB/AFD/AFF - Light Titanium	AFB/AFD/AFF - Light Titanium
AFG - Brownstone - (Leather Only)			AFG - Brownstone - (Leather Only)	AFG - Brownstone - (Leather Only)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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GMC Yukon
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	TC10706	TK10706
Volume % of Total	“***”	“***”
Standard Equipment	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
Other	Bluetooth for phone	Bluetooth for phone

Required Additional Options
	SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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		2nd Row - Power Release - ARS	2nd Row - Power Release
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5
		Rear Entertainment - U42	Rear Entertainment - U42

Exterior Colors
41U - Onyx Black		41U - Onyx Black	41U - Onyx Black
89U - Crystal Red Tintcoat		89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
98U - White Diamond Tricoat	*	98U - White Diamond Tricoat	98U - White Diamond Tricoat
GHA - Mocha Steel Metallic - NEW		GHA - Mocha Steel Metallic - NEW	GHA - Mocha Steel Metallic - NEW
GAN - Quicksilver Metallic		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

Interior Colors
193/196 - Ebony		193/196 - Ebony	193/196 - Ebony
333/336 - Light Tan		333/336 - Light Tan	333/336 - Light Tan
833/836 - Light Titanium		833/836 - Light Titanium	833/836 - Light Titanium

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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GMC Yukon XL
2013MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	TC10906	TK10906
Volume % of Total	“***”	“***”
Standard Equipment	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux	Air Conditioning, Rear Aux
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 17" aluminum - N88	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - A95	Seat, Leather Bucket - A96
Air Bags	Dual Front & Side	Dual Front & Side
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
	Bluetooth for phone	Bluetooth for phone
Required Additional Options
	SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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		2nd Row - Power Release - ARS	2nd Row - Power Release
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5
		Rear Entertainment - U42	Rear Entertainment - U42

Exterior Colors
41U - Onyx Black		41U - Onyx Black	41U - Onyx Black
89U - Crystal Red Tintcoat		89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
98U - White Diamond Tricoat	*	98U - White Diamond Tricoat	98U - White Diamond Tricoat
GHA - Mocha Steel Metallic - NEW		GHA - Mocha Steel Metallic - NEW	GHA - Mocha Steel Metallic - NEW
GAN - Quicksilver Metallic		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

Interior Colors
193/196 - Ebony		193/196 - Ebony	193/196 - Ebony
333/336 - Light Tan		333/336 - Light Tan	333/336 - Light Tan
833/836 - Light Titanium		833/836 - Light Titanium	833/836 - Light Titanium

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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GMC Savana
2013 MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB AWD	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Model Code	TG13406	TH13406	TG23406	TG33406	TG33706
Equipment Group	1LT	1LT	1LT	1LT	1LT
NOTE: REQUIREMENTS ARE SUBJECT TO CHANGE THROUGHOUT THE MODEL YEAR AT GM DISCRETION
Standard Equipment
Engine	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96
Transmission	Transmission, Automatic	Transmission, Automatic	Transmission, Automatic - MYD	Transmission, Automatic - MYD	Transmission, Automatic - MYD
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Manual	Manual	Manual
Rear Defogger	-------------------------------	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Radio	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7
Wheels	Wheels, 17" - NX7	Wheels, 17" - NX7	Wheels, 16" - QB5	Wheels, 16" - QB5	Wheels, 16" - QB5
Floor Mats	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30
Seat Trim/Style	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 12 Pass. - ZX5	12 Passenger - ZX5	12 Passenger - ZX5
Air Bags	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF
Other	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM	XM

Required Additional Options
	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4

	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)
	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)

Exterior Colors
50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 1B
March 2, 2012

To:	All Rental Accounts, All Inspection Providers, GM Sponsored Auctions and GM Remarketing

From:            John Pruse – Manager – GM Remarketing Rental and Inspection Support

Subject:   2012 Calendar Year Rental Return Program Guidelines

General Motors is pleased to announce the 2012 CY Rental Return Program Guidelines.  The changes and additions from the 2011 Guidelines are shown in bold print.  A summary of the major changes and clarifications are as follows:

NEW ITEMS AND CHANGES
•	Changes to the “Dirty Interior Charge” to relax previous requirements – page 2.
•	Fuel requirements include a $15 MET charge - page 2.
•	Front and rear bumper fascia, allow additional chips – page 7.
•	The General Motors holiday schedule has been updated for 2012 – page 17.
•	Previous damage limit table has been updated with new GM models – Exhibit A, page 19.
•	Vehicle tie down requirements have been added to Exhibit D, page 25.

General Motors Remarketing is investigating additional wheel repair options with GM Tire and Wheel Engineering and possible vendors, in an effort to reduce the costs associated with wheel damage.  This research has not been completed at this time but any changes will be forwarded whenever they become available.

Many of these revisions to the return program guidelines are a result of our rental customer input and lessons learned from joint site visits during the 2012 calendar year.  Additionally, GM Remarketing has taken numerous vehicle repair technological advances, that can be implemented on a national basis, and passed along the benefits of these repair techniques to our customers.  Through these continuous improvements, our customers will experience superior value and fairness in the GM Rental Return Program.

If there are any questions, please contact your lead representative in the GM Remarketing Department.

Sandy Grinsell	Enterprise / Hertz Car Rental / licensees	313-667-6437
Tom Martin	Avis / Budget and licensees, SGS Automotive	313-667-6434
Audre Walls	HP / Dollar Thrifty and Independent Car Rental /	313-667-6444
CT Axis Group

John Pruse
Manager, Rental Support Group

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

GENERAL MOTORS 2012 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 12, 2012

Table of Contents                                                                                                                  Page

I.	General Condition Standards ……………………………………………….……...……..... 2
A.	Vehicle Return Requirements ……………………………………………………. 3
B.	Title, Registration, Tax, VIN Plate ……………………………………………….. 3
C.	Vehicle Damage and Disclosure…………….…………………………………….. 3
D.	Damage Allowance, Existing Damage, Previous Repairs …………………....... 4
E.	Vehicle Maintenance ……………………………………………………………… 4
II.	Normal Wear and Tear ………………………………………………………………................. 5
A.	Glossary ………………………………………….............……………………....... 5
B.	Sheet Metal and Paint …………………………………………………................. 5
C.	Convertible Tops …………………………………………………………….…… 6
D.	Front and Rear Bumpers ………………………………………………………….. 7
E.	Tires ……………………………………………………………………………......... 9
F.	Wheels, Covers and Aluminum Wheels ……………………………………......... 10
G.	Vehicle Lighting ……………………………………………………………......…… 10
H.	Interior Soft Trim and Carpets …………………………………………………...... 10
I.	Carpet Retainers / Sill Plates ………………………………………………………. 11
J.	Vehicle Glass ………………………………………………………………………... 11
III.	Original Equipment, Aftermarket Equipment and Accessories …………………………....... 12
IV.	Missing Equipment Program (MET) …………………………………………..…………......... 12
V.	Vehicle Integrity ………………………………………………………………………................. 13
VI.	Litigation Liability ……………………………………………………………………………...... 14
VII.	General Turn-In Procedures …………………………………………………………………...... 14
A.	Forecast …………………………………………………………………………….... 14
B.	Delivery ………………………………………………………………….................... 14
C.	Inspection …………………………………………………………………………… 14
D.	Reviews ……………………………………………………………………………... 15
E.	Acceptance ………………………………………………………………………….. 15
F.	Rejects ……………………………………………………………………………….. 15
G.	Other ……………………………………………………………………..................... 16
VIII.	Permanently Rejected Vehicles ……………………………………………………………......... 17
IX.	Miscellaneous Items …………………………………………………………………………....... 17
A.	General Return Facility Guideline …………………………………………………. 17
B.	Holidays ……………………………………………………………………………... 17
C.	Contact Information ……………………………………………………................... 18
X.	Exhibits
A.	Vehicle Categories…………………………………………..………….………..….. 19
B.	PDR Process and Limitations …………………........................................................ 20
C.	MET Program Price List/ Misc. MET Item ……………………………………...... 22
D.	Mid – Rail and Engine Cradle Damage Definitions..…………………………....... 25
E.	GM Authorized Return Locations ……………………........................................... 27
F.	GM Approved 2008 Replacement Tire Tables ………………………………….. 31
G.	MET Tire Program ………………………………..……………………………….... 32
H.	GM Windshield Glass Manufacturers …………..………………………………… 33
I.	Title Shipping and Handling Procedure …………………………………………... 34
J.	Aluminum Wheel Repair ……………………………………….…………………... 35

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The interpretation of these Guidelines is solely the discretion of General Motors LLC (or”(GM”).

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.
a.
The dirty interior charge will be used when the interior of the vehicle is littered with trash.  Excessive or offensive trash in the vehicle such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate a $35.00 dirty interior MET charge.

b.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.
2.
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing.  When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged unless special arrangements have been made.

3.
Vehicles must have a minimum of a ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed a ¼ tank of fuel.  Vehicles with less than a ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15.00.  Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel.  When the vehicle is returned, a $75.00 re-inspection fee will be charged.

4.
Emission labels are required to be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label will be Currently Ineligible and gate released to the rental account.  A $75.00 re-inspection fee will be charged when the vehicle is corrected and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.
6.	Vehicles must display actual mileage. GM approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult GM dealer for proper replacement.
7.	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.
8.	Each vehicle shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.
9.
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible.  A $75.00 re-inspection fee will be charged when the vehicle is returned.  Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

10.
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

B.	Title, Registration, Tax, VIN Plate

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return.

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2.
All vehicles must have a valid and current registration, at the time of acceptance.  State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.
Titles for all turn-in vehicles for the Daily Rental Companies must be received by a GM approved Title Center within three (3) business days of vehicle turn-in.  The vehicle turn-in date is considered the first day.  Currently the only GM approved Title Center is SGS.  See Exhibit I for detailed title shipping instructions.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
Phone:   704-997-1082
FAX:       704-997-1090

4.
The Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

5.
The vehicle’s Vehicle Identification Number Plate (VIN) must be completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

6.	The plate must be flush and secure with the rivets intact and tight.
7.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.
8.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.
9.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

C.	Vehicle Damage and Disclosure Requirements

1.
The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2.
The electronic disclosure must be checked in the appropriate box (Yes or No), confirming     or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

3.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.
4.	Repair orders must accurately reflect all work performed and include all associated repair costs.
5.	The inspection provider, on General Motors behalf, will request a Repair Order when:
a.	Previous repaired damage noted during the inspection does not agree with the disclosure.
b.	The dollar amount disclosed appears too high or low based on the visual inspection.
c.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.
d.	There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.
6.
Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.  Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available.  A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

Confidential Treatment Requested by
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D.	Damage Allowance, Existing Damage and Previous Repairs

1.	GM will absorb the cost of repairs on those vehicles returned with $450 or less existing damage.
2.	GM will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $450	SERVICE FEE
$0 TO $99.99	EQUAL TO AMOUNT OVER $450
$100.00 TO $1,099.99	$100
$1,100.00 TO $1,549.99	$200

3.	Vehicles with existing damage exceeding $2,000 are not currently eligible for return.
4.
Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, Supplemental Inflatable Restraint (SIR) system components, “Loss of use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A - Vehicle Categories / Prior Repair Limits.

5.
Vehicles with "Poor Prior Repairs" of $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.  Vehicles with “Poor Prior Repairs” exceeding $700 will be considered “Currently ineligible” and released to the Daily Rental Company.

6.
If a vehicle is identified as “currently ineligible” as a result of a mechanical, warranty / campaign, unacceptable glass or mis-matched tires, etc. GM will allow the unit to be gate released, repaired for these reasons only, and returned for acceptance consideration. If the returned vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage. A $75 Re-inspection Fee will apply.

7.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

E.	Vehicle Maintenance

1.
Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle.  The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle permanently ineligible.

II.	NORMAL WEAR AND TEAR

Listed below is the nomenclature commonly used to describe the degree of damage in inspection reporting.

A.	GLOSSARY OF TERMS – “General Description”

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1.	Abrasion – A lightly scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate to the base material of the part or panel.

2.	Chip – Confined area where paint has been removed from the surface, usually not larger than 1/8 inch, for purposes of these return guidelines.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – A small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

6.	Scratch – A cut in the surface, of any material, that may or may not penetrate the finish.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions and applicable charges.  For Paintless Dent Removal (PDR) criteria see Exhibit B.

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.
2.	Scratches in the clear coat that do not penetrate to the color coat, and do not catch a finger nail, are non-chargeable.
3.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.
4.	An appearance fee and PDR may be used on the same panel.
5.
One dent that qualifies for PDR that contains one chip inside the dent.   The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip.  This damage would be charged $50 for the PDR and $20 Appearance Charge for the chip, totaling $70.00.

6.	ALL PANELS EXCEPT HOOD
a.	One to three chips, individually no larger than one-eighth (1/8) inch in diameter are no charge.
b.	Four to six chips per panel will be charged the $20 appearance charge.
c.	Over six chips per panel will require a minimum of a panel refinish.
7.	HOOD PANEL
a.
Maximum of six chips to the leading edge (first 5 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter, and / or up to three chips on the remainder of the hood at no charge.

b.	Up to 10 chips in the leading edge of the hood and / or up to six chips on the remainder of the hood will be charged a $40 appearance charge.
c.	Over ten chips in the leading edge of the Hood and / or over six chips on the remainder of the Hood will require a minimum of a hood panel refinish.

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d.	Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

HOOD PANEL CONDITIONS
HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-Chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches.	$40.00 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood Panel Refinish
See B. Sheet Metal and Paint above for additional details.

8.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.
9.
Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.  A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.  A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end.  Body lines are not a clean break and partial panel repair does not apply.

10.
A partial Deck Lid / Lift gate repair has been added for an area below a molding that goes from end to end on the Deck Lid or Lift gate.  An example would be the Chevrolet Impala with an area of approximately 2 inches below the Deck Lid Molding.  This is not a spot repair and cannot be used above the molding.

11.
The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint.  One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable.  Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

C.   CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:
1.	Stains that can be removed by normal reconditioning.
2.	Abrasions that are not visually offensive.
3.	Top structure must be operational and not damaged.

D.   FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

1.
A maximum of two dents, no larger than one inch that do not break the paint are no charge. Dents that encroach on the edges of the license plate pocket and impressions of screw heads would continue to be chargeable damage.

2.
Maximum of two scratches per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black bumper material requiring filler are non-chargeable.

Confidential Treatment Requested by
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3.	Minor indentations in the rear bumper cover, directly below the trunk opening, with minimal paint damage are non-chargeable.
4.
On bumper covers with no other chargeable damage, one to six chips 1/8 inch or less per bumper cover are no charge.  Seven to 15 chips per bumper cover will require a minimum of a $20 Appearance Fee.  Bumpers with greater than 15 chips will be charged for a partial bumper repair.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

[Graphic Omitted]

BUMPER CONDITIONS
FRONT OR REAR BUMPER FASCIA	CHARGES
A maximum of two dents, no larger than one inch that do not break the paint	Non-Chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or, one scratch no longer than 4” and no wider than ¼ inch	Non-Chargeable
Minor indentations in the rear bumper cover, directly below the trunk opening, with minimal paint damage	Non-Chargeable
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches per bumper	Non-Chargeable
7 to 15 chips / scratches per bumper	$20.00 Appearance Fee
Greater than 15 chips / scratches per bumper	Minimum Partial Bumper Repair
See D. (Front and Rear Bumpers) above for additional details.

5.
The front and rear bumper fascia may be mis-aligned due to a low impact collision.  A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present.  This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

6.
Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

Confidential Treatment Requested by
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7.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers:
a.
A partial bumper repair can be performed on a rolling third or 33% of the bumper.  The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

b.
Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns, refer to bulletin RS-11-13 for tri-color / pearl paint codes.

c.
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

8.	Cracked or punctured bumper fascias will be charged a minimum partial bumper repair fee of $125.00 for painted bumpers and $175.00 for textured bumpers per the parameters below.

a.	Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total, or a puncture not exceeding the diameter of a U.S. quarter.
b.	A maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area.

9.	Bumpers that are both painted and textured or two tone will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.
10.	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum of a partial bumper repair at $125.00.

11.	Metal bumpers, either painted or chrome.
a.
A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, that would not require filler are acceptable at no charge.

b.	A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome will be charged $100.00.
c.	Damage exceeding the above criteria will be charged for a bumper replacement including damage that removes any chrome plating on a metal bumper.

E. TIRES

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

The space saver spare tire used on most General Motors vehicles does not fall into the same criteria as the four road tires.  The space saver spare must be in the vehicle, inflated and undamaged.  The minimum 5/32 inch tread depth requirement does not apply.  They also may not be the same make as the road tires.

1.	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.

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2.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2012 Replacement Tire Table.
3.
When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through the Customer Assistance phone number.  This information is located in the Tire Warranty Book included with the vehicle’s warranty information.  If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

4.
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating.  The same rule as above will apply, all four tires must match by size, make and type.

5.
Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable.   All other plugs / patches are not acceptable.  General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

6.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

Non Measureable Sipe Tread
[Graphic Omitted]

Measureable Tread Grooves Must be a Minimum of 5/32”.

F.  WHEELS, COVERS AND ALUMINUM WHEELS

Refer to Exhibit J for GM approved wheel repairs.

Wheel description and nomenclature

1.	Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.
2.
Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy.  These wheels are typically coated with either, 1) clear coat 2) paint with or without clear coat 3) polished and clear coated or 4) chrome plated.

The following are acceptable return conditions for aluminum / alloy wheels, stamped steel wheels, and wheel covers with any appropriate charges.  See Exhibit J. for additional information:

1.	Description of non-chargeable conditions.
a.
The face of the wheel cover or wheel may have a maximum of two (2) light scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch.

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b.	Light scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.
2.	A $50 MET Appearance Charge will be assessed for abrasions and scratches, exceeding those outlined in number one above, that do not remove material or distort the outer edge of the wheel.
a.	Damage must be limited to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding.
b.	The damage cannot, in total, cover more than 25% of the wheel’s rim area.
3.
Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired.  The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.

a.	All car and truck aluminum / alloy with clear coat or painted surface $165.00,
b.	All car and truck chrome plated aluminum / alloy or steel $205.00.
c.	All car and truck brightly polished aluminum $235.00.
4.	Gouges of the base material in the center or spoke area of the aluminum / alloy wheel are not repairable and must be charged for a replacement.

G. VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

1.	All stains which can be removed by normal reconditioning are non-chargeable.
2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material is non-chargeable.
3.	For tears or cuts in leather, vinyl or cloth, on soft interior trim panels, the following damage charges will apply.
a.	$100.00 for tears or cuts not longer than two inches in leather or vinyl.
b.	$70.00 for tears or cuts not longer than two inches in plain cloth, with no pattern.
c.	For tears or cuts up to four inches the damage charge is $125.00 for leather or vinyl and $90.00 for plain cloth, with no pattern.
d.	The above repairs cannot be utilized if the damage crosses a seam in the material.
e.	Damage exceeding the above criteria will require a trim panel part replacement.
4.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, i.e. right front, left front, etc.
5.	Torn or punctured carpet may be repaired using the following pricing:
a.	$50 charge for a puncture not exceeding ¾ inch in diameter.
b.	$125 charge for a tear not exceeding two (2) inches in length.
6.	Damage exceeding the above defined conditions, in number 4 and 5 above, will require carpet replacement.

I.	CARPET RETAINERS/ SILL PLATES

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The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.
2.	Minor surface scuffs/scratches are acceptable.

J.	VEHICLE GLASS

1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:
a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.
b.	Minor pinpoint chips to any stationary or rear glass is acceptable as a non-chargeable condition.
c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program charge or part replacement.  Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair.  A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.
b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver's side wiper area.
c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the "Frit Band" (windshield outer perimeter darkened area) are non-chargeable.
d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)
e.	Damaged windshields may be replaced under the terms of the MET program.

3.
General Motors reserves the right to charge the Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.       ORIGINAL EQUIPMENT, AFTERMARKET EQUIMENT AND ACCESSORIES

A.
Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

B.
After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior  GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.  Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

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IV.           MISSING EQUIPMENT PROGRAM (MET)

A.
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories.  MET items will be deducted from the repurchase payment to the  Daily Rental Company.  MET items will not be included as part of the $450 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.
Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle.  All vehicles will be assessed the appropriate MET fee for any missing floor mats.  Floor mats are required per the “Minimum Equipment Requirements”.

C.
Keyless remote / key fobs must be operational.  Key fobs that are not functional will be charged $30.00 for re-programming.  Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s).  Missing keys utilizing an integral Keyless Remote  and key will be charged the Keyless Remote MET charge as they are not serviced separately.

V.           VEHICLE INTEGRITY

A.
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor
2.	Mid – Rail Assembly (See Exhibit D)
3.	Outer Rocker Panels / Pinch Welds
4.	Frame Rails / Rail Extensions
5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D)

B.
Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions
2.	Apron / Upper Reinforcements
3.	Cowl Panel
4.	Hinge / Windshield "A" Pillar
5.	Center / "B" Pillar

C.
The cosmetic repair time shown above is just that, cosmetic.  This may include aligning the ends of the frame rails to align the bumper, etc.  Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors.  A cosmetic repair to frame rails does not include adding body filler / Bondo.  This practice will permanently reject the vehicle.

D.	Repaired damage or replacement of the following components is acceptable:
1.	Radiator Core Support
2.	Frame Rail Extensions

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3.	Engine Sub-Frame
4.	Outer Rocker Panel
5.	Rear Body Panel
6.	Quarter Panel (Proper Sectioning is Acceptable)
7.	Roof (Repair only, no repair to the Roof Rails)

E.
Vehicles with misaligned door(s) exhibiting any of the following conditions must be considered currently ineligible (CI) due to the difficulty in determining the cause of the misalignment and or appropriate repair charges:

1.	The door “ramps up” on the lock striker when closing but may be aligned when closed and latched.
2.	The door contacts any part of the door opening or door frame.
3.	Any contact with surrounding panels.
4.	When previous repairs involving the misaligned door are observed, the misalignment must be considered a poor previous repair and released to the rental account for correction.

VI.           LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Daily Rental Company may result, at GM's discretion, in the Daily Rental Company being named as a participant in any litigation brought against GM.  If a Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Daily Rental Company of the following:
a.	Turn-in location
b.	Quantity

Please E-mail this forecast to your Account Representative.  E-mail address can be found in Section IX-C.

2.
Two weeks prior to turn-in, the Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation.  GM reserves the option to limit daily returns.  Failure to comply with this procedure may result in GM's refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM.  A list of GM approved locations is attached and is subject to change at GM's discretion (Exhibit D).  Normal operating hours for delivery is 8am to 5pm, Monday through Friday.  The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

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C.	INSPECTION

1.
Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006.  The initial vehicle inspection will be provided to the Daily Rental Company at General Motor's expense.  The Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection.  Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.	The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

D.	REVIEWS

1.
The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM).  The end-of-day report will not contain the day's summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.
3.
Reviews can be conducted throughout the day.  However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet.  This will permit prompt shipment of vehicles.  If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

4.
Vehicles with current damage not exceeding $450 and MET charges collectively not exceeding $100 will be processed as written, with no right to review.  Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.
After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet.  The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s).  Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future.  Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.
 Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance.  Yard worksheets that were changed after the review process must be retained for a minimum of 6 months.  Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

E.	ACCEPTANCE

1.
A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.
The Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to a GM approved Title Center in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.  See Exhibit I for more details.

F.	REJECTS

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1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.
2.
Vehicles at an auction waiting for title more than 30 days must be removed by the Daily Rental Company.  The vehicle will be classified as Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. Neither General Motors nor any approved turn back location is responsible responsible for any liability regarding rejected vehicles, not removed within three (3) business days

3.
Vehicles that are classified as a Permanent Reject by the inspection provider will be assessed a $75 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

4.
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance.  On rare occasions, a title may not be sent to the Title Center in time and the vehicle exceeds the maximum allowable in-service time.  Depending on the timing, the auction that received the vehicle, may recondition the vehicle and / or perform repairs in preparation for sale.  Should this occur due to the rental account not sending the title and the vehicle becomes ineligible for repurchase by GM, the charges for these services along with the shipping cost will be charged to the rental account, and paid, prior to releasing the vehicle back to the account.

G.	OTHER

1.
Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change.  The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a. $37.80 Metal Repair
b. $37.80 Paint
c. $38.00 Part Replacement (mechanical)

2.	In the event a vehicle is returned to General Motors in error, the following guidelines will be used to return the vehicle to the rental account.
a.	Rental Account request for vehicle return “prior” to acceptance
Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the Daily Rental Company.
If the vehicle is returned at a later date, a $75.00 re-inspection fee will be charged.

3.	Rental Account request for vehicle return “after” acceptance
a.
Payment can be stopped - The vehicle will be released to the Daily Rental Company from its current location.  A $250 administrative fee will be charged to the Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

b.	Payment cannot be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

VIII.           PERMANENTLY REJECTED VEHICLES

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A.
Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000
B.
Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Daily Rental Company.  The Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX. MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:
2012 CY – May 28th, July 4th, September 3rd, November 22nd & 23rd and December 24th, through January 3, 2013. The last day for rental returns at year end will be December 20, 2012 with reviews completed by December 21, 2012.

General Motors reserves the right to amend this list of dates at its discretion.

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP
John Pruse, Manager	313-665-1410	john.pruse@gm.com
Sandy Grinsell, Enterprise / Vanguard / Licensees and Hertz and Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Avis Budget / Licensees, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Independent Rental Accounts, Dollar Thrifty an HP. Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com

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EXHIBIT A
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,250	$2,750	$3,250	$4,250

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cruze	Malibu	Camaro	Suburban
HHR	Captiva	Express Van	Tahoe
Sonic		Colorado
Spark	GMC	Silverado	BUICK
	Terrain	Traverse	Lucerne

		BUICK	CADILLAC
		LaCrosse	(All Models)
Regal
		Enclave	GMC
		Verano	Yukon / XL

GMC
Savana Van
Canyon
Sierra
Acadia

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EXHIBIT B
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS
A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.
2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.
3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.
4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.
5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.
2.	Minor creases, shallow palm prints and protrusions.
3.	Dents in body feature lines.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.
2.	Creases that exceed six (6) inches will not be considered.
3.	Sharp creases, regardless of size, will not be considered.
4.	If the paint is broken, PDR is not to be considered, unless otherwise specified by panel or area.
5.	No hole drilling will be acceptable in the PDR process.
6.
PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards.  PDR is not acceptable for use on a poor previously repaired panel.

7.
The Dent Wizard Glue Stick process can be used to repair dents where previously not assessable.  The charge for this process is the same as traditional PDR.  Please see the requirements for a Glue Stick repair to be considered below.

a.	No paint damage may exist in or near the area to be repaired. This process will pull damaged or loose paint away from the body.
b.	The vehicle must have original factory paint as consistency in base coat and clear coat offer the best opportunity for a successful repair.
c.	A dime to a half dollar size dent either round or oval can be considered for this type of repair.
d.	Shallow or soft impacts with a depth of a ¼ inch or less that is NOT creased or sharp may be considered for a glue stick repair.
e.	Damage on a panel edge or body line cannot be considered for a glue stick repair.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

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EXHIBIT B Cont’d
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS, Cont’d.

E.	Hail damaged vehicles.

Most hail damaged vehicles are considered minor dents as there are only a few on some panels.  Others however have a large number of dents per panel and do not qualify for normal Paintless Dent Removal (PDR) pricing.

Vehicles exhibiting major hail damage must be evaluated in conjunction with Bulletin RS-08-17 issued March 4, 2009, “Vehicles with Excessive Existing Damage”.  The pricing for these hail damage repairs are much different than the normal PDR pricing as is the repair process for this type of excessive damage.

Please use the following criteria when inspecting a vehicle with existing hail damage:

•	Panels with 15 or fewer small hail dents, with no paint damage, may be written with the normal PDR charge of $50 for 7 dents or less, $75 for 8 to 12 dents or $100 for 13 to 15 dents per panel.

•	Vehicles with a single panel over 15 small hail dents must be charged a paint and metal repair, with the appropriate repair time.

•
When more than one panel is hail damaged and the number of dents exceeds 15 per panel, the vehicle must be designated as “Currently Ineligible” and gate released to the rental account for repair of the damaged panels prior to return.

Vehicles released to the rental account must have the damage disclosure updated to reflect the additional repairs and the vehicle must be repaired to less than $100 of existing damage.

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EXHIBIT C

MET PROGRAM PRICE LIST
MET Part Description	PRICE
Navigational CD / DVD	$260
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
17 Inch Tire All	$240
18 Inch Tire All	$250
19 Inch Performance Tire	$516
19 Inch ALL OTHER	$159
20 Inch Tire All	$310
22 Inch Tire All	$268
Wheel Appearance Fee	$ 50
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$ 17
Cargo Package Shelf	$180
Cargo Shade	$108
CD DVD Storage Holder	$ 15
Cell Phone / Sun glass Holder	$ 18
Cigarette Lighter	$ 8
Cigarette Lighter – Multiple	$ 16
Console – Second Row Mini Van	$235
Cup Holder	$ 15
Cup Holder – Multiple	$ 30
Dirty Interior	$ 35
Dome Light Cover	$ 5
Dome Light Cover – Multiple	$ 10
DVD Remote	$ 48
DVD Wireless Headphone (1)	$ 55
DVD Wireless Headphone (2)	$110
Emergency Highway Package	$ 144
Floor Mat – Cargo Area – SUV and Van	$50
Floor Mat Set – Front – Passenger Car	$34
Floor Mat Set – Front – SUV	$40
Floor Mat Set – Front – Van	$22
Floor Mat Set – Rear – Passenger Car	$24
Floor Mat Set – Rear – SUV	$45
Floor Mat Set – Rear – Van	$30
Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10
Hanger Hook	$ 5
Hawaii Outer Island Shipping Fee	$ 75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$ 8
Interior Emblem – Multiple	$ 16
Key - Electronic Engine	$ 35

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Keyless Remote (1) Includes programming	$ 97
Keyless Remote (2) Includes programming	$187
Keyless Remote Reprogram 1 or 2	$ 30
Manual – All Other	$ 10
Manual – Cadillac	$ 25
MET Verification	$75
Misc. MET #1	$ 10
Misc. MET #2	$ 20
Misc. MET #3	$ 30
Misc. MET #4	$40
Misc. MET #5	$50
Onstar Antenna (Glass Mounted)	$ 32
Organizer Package Cargo	$120
Radio Knob	$ 5
Repair Verification	$ 75
Seat Belt Molding	$ 5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$ 34
Air Compressor Kit	$101
EXTERIOR
Antenna Mast	$ 8
Body Side Mldg F Dr Car	$78
Body Side Mldg F Dr Trk	$23
Body Side Mldg F Fdr Car	$28
Body Side Mldg F Fdr Trk	$59
Body Side Mldg Qtr Pnl Car	$34
Body Side Mldg Qtr Pnl Trk	$211
Body Side Mldg R Dr Car	$67
Body Side Mldg R Dr Trk	$54
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$ 55
Door Revel Mldg Car 1	$60
Door Revel Mldg Car 2	$60
Gm Logo Small All	$4
Hood Ornament	$ 25
Name Plate Rear Car	$17
Name Plate Rear Trk	$29
Plastic Lug Nut Cover	$ 13
Rocker Mldg Car 1	$120
Rocker Mldg Car 2	$120
Rocker Mldg Trk 1	$131
Rocker Mldg Trk 2	$131
Roof Seam Molding Lt Car	$31
Roof Seam Molding Rt Car	$31
Spare Tire Cover – Truck Only	$ 72
Spare Tire Hanger – Van	$ 50
Wheel 1 Cover Truck	$39
Wheel 1 Cover Car	$55
Wheel 1 Ctr Cap Car	$26

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Wheel 1 Ctr Cap Trk	$21
Wheel 2 Cover Truck	$39
Wheel 2 Cover Car	$55
Wheel 2 Ctr Cap Car	$26
Wheel 2 Ctr Cap Trk	$21
Wheel 3 Cover Truck	$39
Wheel 3 Cover Car	$55
Wheel 3 Ctr Cap Car	$26
Wheel 3 Ctr Cap Trk	$21
Wheel 4 Cover Truck	$39
Wheel 4 Cover Car	$55
Wheel 4 Ctr Cap Car	$26
Wheel 4 Ctr Cap Trk	$21
Windshield Glass	$220

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins.  Examples of these items are:

➢	Missing/broken knobs and switches
➢	Loose rear speaker wires
➢	Missing windshield washer cap
➢	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1………………………$10
MET #2………………………$20
MET #3………………………$30
MET #4………………………$40
MET #5………………………$50

Hawaii Outer Island Shipping Fee…………………………….……..…   $75
Hawaii Ship-Back Surcharge. ……………………..………..…...…..…  $450
“Poor Prior Repairs” – Maximum………………………………………    $700

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EXHIBIT D

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel.  They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE
1.	Minor dents in the Torque Box Cover not caused by collision.
2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in any way deform the sides of the rail.
3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.
4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.
5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS
1.	There are no acceptable or approved repairs.

C.	CAUTIONS
1.	TIE DOWN HOLES
a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the
Mid – Rail cannot be used for vehicle tie down.

In order to clarify securement requirements for vehicles shipped on haulaway equipment, all vehicles must be shipped utilizing soft-tie straps, except for those identified below.

The following vehicles are currently using the traditional chain tie down process.  Chevrolet Silverado and GMC Sierra (all configurations), Yukon, Tahoe, Escalade, Yukon XL, Suburban, Escalade EXT, Chevrolet Express and GMC Savana Vans.

 Requirements for soft-tie straps on haulaway equipment:

1.
Tie down holes have been eliminated on all General Motors Passenger Cars and Crossovers.  Those that still have the tie down holes may not be reinforced and must not be used to secure the vehicle for shipping.  Chains must never be used on undercarriage components for tie down purposes.

This tie down procedure MUST be used when transporting the identified General Motors vehicles by truck.  Rental vehicles returned to General Motors for repurchase that exhibit a torn or damaged undercarriage, from improper tie down, may result in the vehicle being permanently rejected.

2.	JACKING AND LIFTING
a.	Significant damage to the Mid – Rail can occur from improper lifting.

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b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owner’s Manual and Shop Manual.

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle.  Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris.  These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment.  The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part.  Sectioning or pulling this part is not allowed.

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EXHIBIT E, 1 of 4

ATTENTION:  Some of the return sites listed below are located at an auction.  Please note the address is where the vehicles are to be returned and not necessarily the auction address.

GM REMARKETING VEHICLE TURN-IN LOCATIONS
The turn in locations listed below are at GM's discretion, and are subject to change.

Alabama
ADESA BIRMINGHAM AA, 804 Sollie Dr., Moody, AL 35004-0817, (205) 640-7761

Arizona
ADESA PHOENIX AA,  6740 W. GERMANN, CHANDLER, AZ 85226, 520-796-1428

California
RICHMOND DIST. CENTER, 980 Hensley Rd. Richmond, CA 94804 Phone:  510-232-9883

SAN BERNARDINO DIST. CENTER,  1698 Santa Fe Way,  San Bernardino, CA 92410
909-381-9050

Colorado
UNION PACIFIC RAILROAD, 9900 I-76 Service Road, Henderson, CO 80640, 303-286-0345

Connecticut
SOUTHERN AA, 164 South Main St., East Windsor, CT  06088-0388, 860-292-7550

Florida
ORLANDO DIST. CENTER, 1600 Pine Avenue, Orlando, FL 32824, 407-438-5505

PALM CENTER DIST. CENTER, 15400 Corporate Road West, Jupiter, FL 33478, 561-625-9615

Georgia
ADESA Atlanta AA, 5055 Oakley Industrial Blvd., Fairburn, GA 30265, 770-357-2133

Hawaii
HONOLULU DIST CENTER, Pier 51 B Sand Island Road, Honolulu, HI 96819, 808-848-8146

MAUI DIST CENTER,   Pier 1 - 105 Ala Luna Street, Kahului, HI 96732, 808-848-8146

Idaho
BRASHER’S IDAHO AA, 7355 Eisenman Rd., Boise, ID 83716, 208-395-3111

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EXHIBIT E, 2 of 4

Illinois
IAA CHICAGO SOUTH MARSHALLING YARD, 16425 South Crawford Ave., Markham, IL 60428, 708-589-4653

ABC ST. LOUIS AA, 721 South 45th Street, Centreville, IL 62207, 636-332-1227 X227

Indiana
ADESA INDIANAPOLIS AA, 2950 East Main Street, Indianapolis, IN 46168, 317-838-5777

Louisiana
ADESA SHREVEPORT AA, 7666 Highway 80 W., Shreveport, LA 71109, 318-938-7903 x425

IAA BATON ROUGE AA, 29000 Frost Road, Livingston, LA 70754, 225-686-7121

Maryland
BALTIMORE / JESSUP, 8459 Dorsey Run Road, Jessup, MD 20794, 301-604-7316

Massachusetts
ADESA BOSTON / FRAMINGHAM AA, 63 Western Avenue, Framingham, MA 01701,
508-620-2959

Michigan
MELVINDALE MARSHALLING YARD, 1461 South Schaefer Road, Melvindale, MI 48122,
734-474-5328

Minnesota
ADESA MINNEAPOLIS AA, 17600 Territorial Road, Maple Grove, MN 55369, 763-416-0594

Missouri
ADESA KANSAS CITY, 1551 ADESA Drive, BELTON, MO 64081, 816-318-9912

FOR ST. LOUIS PLEASE SEE ILLINOIS

Nebraska
OMAHA MARSHALLING YARD, 5402 L Street, Omaha, NE 68117, 402-490-1679

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EXHIBIT E, 3 of 4

Nevada
BRASHER’S RENO AA,  6000 Echo Ave.,  Reno, NV 89506,  775-828-3427

UNION PACIFIC RAILROAD, 4740 East Tropical Parkway, Las Vegas, NV 89115, 702-632-2863

New Jersey
PORT NEWARK DIST. CENTER, Lot B Craneway Street, Port Newark, NJ 07114, 973-274-1737

New Mexico
BNSF RAILWAY, 102 Woodward, Suite B, Albuquerque, NM 87102, 505-247-2087

New York
STATE LINE AA, 830 Talmadge Hill Road, Waverly, NY 14892, 607-565-3533

North Carolina
GREENSBORO AA, INC., 3802 West Wendover Avenue, Greensboro, NC 27407, 336-856-2440

North Dakota
ADESA FARGO, 1650 East Main Ave., West Fargo, ND 58078, 701-282-8203 x139

Ohio
COLUMBUS FAIR AA,  2170 New World Dr.,  Columbus, OH 43207,  614-497-1710

Oklahoma
DEALERS AA OF OKLAHOMA CITY, 2900 West Reno Ave., Oklahoma City, OK  37107, 405-290-7192

Oregon
UNION PACIFIC RAILROAD, 9003 North Columbia, Portland, OR 503-283-1465

Pennsylvania
PITTSBURGH INDEPENDENT AA, 378 Hunker Waltz Mill Road, New Stanton, PA 15672
724-910-1842

South Carolina
CHARLESTON AA, 651 Precast Lane, Moncks, SC, 29641, 843-761-0541  X139

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EXHIBIT E, 4 of 4

Tennessee
ADESA MEMPHIS AA, 5400 Getwell Rd., Memphis, TN  37210, 901-365-8978

ADESA NASHVILLE AA, 631 Burnett Road, Nashville, TN 37138, 615-240-3023

Texas
ADESA SAN ANTONIO AA,  200 S. Callaghan Road,  San Antonio, TX 78227,  210-432-2253

ADESA HOUSTON, 4526 North Sam Houston Parkway, West, Houston, TX 77086, 281-444-4900

ADESA DALLAS AA, 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141, 972-284-4778

Utah
BRASHER’S SALT LAKE AA, 780 South 5600 West, Salt Lake City, UT 84104-5300, 801-366-3836

Washington
TACOMA DIST. CENTER, 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421, 253-719-1761

Wisconsin
GREATER MILWAUKEE AA, 8920 W. Brown Deer Road, Milwaukee, WI 53224, 262-835-9802

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EXHIBIT F

GM Approved 2012 MY Replacement
Tire Table

For Electronic Receipt,
See Replacement Tire Table.xls file

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EXHIBIT G

MET Tire Program Replacement Tires

Met Number	Tire Size	Met Charge

00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 Inch	$160.00
00000208	16 InchT	$210.00
00000206	17 Inch All	$240.00
00000607	18 Inch All	$250.00
00000983	19 Inch Performance	$516.00
00000985	19 Inch ALL OTHER	$159.00
00000609	20 Inch All	$310.00
00000987	22 Inch All	$268.00

Legend:
P – Passenger Car
T – Trucks

The MET Tire Program is limited to two (2) tires per vehicle.  Any flat, mismatched or incorrect tires will not be considered for the MET tire program.

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EXHIBIT H

GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

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EXHIBIT I

TITLE SHIPPING and HANDLING PROCEDURE

This procedure will assure timely payment and processing of returned rental vehicle(s) to General Motors.  All titles must be received within three (3) Business days of the vehicle’s return to retain the original return date.  All titles must be sent to an approved General Motors Title Center.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
704-997-1082

Furthermore, all title shipments to the title center must contain a packing list.  The packing list must contain the following information:

Company name and address
Contact name and phone number
FAX number
Full Vehicle Identification Number (VIN), for each title in the package.

An example of a packing list is shown below.  For packages containing more than ten titles, e-Mail an Excel Spreadsheet with a list of the full VIN for all titles to be sent to the Title Center.  The spreadsheet should contain the same contact information shown above for a packing list.  The Title Center will enter the VIN list into their system and use it to verify the titles have been received and processed.  The sender will be notified of any missing or incorrect titles.

SAMPLE PACKING LIST

PACKING LIST

Friendly Rent A Car
123 USA Drive
Anywhere, USA 12312

John Doe
Phone                   123-123-4567
FAX                      123-123-7654

Full VIN for each title contained in the package.

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EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines

The photos below are examples of aluminum / alloy wheel damage and the appropriate charges associated with each example.

Light scratches that can be repaired with light sanding will be charged a $50.00 MET Appearance Fee
Minor scuff   non-chargeable

[Graphic Omitted]

Substantial amount of material removed.  Must be charged for a wheel repair as shown below

[Graphic Omitted]

[Graphic Omitted]

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EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines, (cont’d).

The following guidelines have been established to define the extent of repairable damage to an aluminum / alloy wheel.  The charge for wheels damaged as described below including mounting and balancing will be as follows:  All car and truck aluminum / Alloy clear coat or paint $165.00, all car and truck polished aluminum / Alloy $235.00, all car and truck chrome plated aluminum / Alloy or steel $205.00.

•	The damaged area to be repaired cannot exceed 90 degrees of the wheel’s circumference, see chart below.
•	Curb rash is defined as a scrape or gouge to the outboard rim flange. This is the part of the wheel where a clip-on or balance weight would attach.

[Graphic Omitted]

•	Damage to any other part of the wheel or damage to the rim flange exceeding the above conditions is not repairable and would require replacement.
•	A wheel with a crack or dent of any type is not acceptable for repair.

ALLOWABLE WHEEL DAMAGE AREA IN INCHES
WHEEL SIZE	CIRCUMFERENCE	90 DEGREE DAMAGE AREA IN INCHES
14”	44”	11”
15”	47”	12”
16”	50”	12”
17”	54”	14”
18”	57”	14”
19”	60”	15”
20”	63 ”	16”
22”	69”	17”

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Attachment 1D (YT8)

YT8 Flat Rate Program for the 2013 Model Year
GUIDELINES, RATES AND PARAMETERS
Vehicle Segment	Depreciation	Incentives		ADDITIONAL PARAMETERS
	$/Month	Matrix	MY Bonus	REQUIRED OPTIONS:
Brand	Flat	$/Unit	$/Unit	“***”

REQUIRED HOLD PERIOD:
				MINIMUM HOLD:	“***”
“***”	“***”	“***”	“***”	MAXIMUM HOLD:	“***”
All 2013 MY YT8 units must be accepted by GM before 7/31/2015

DAMAGE ALLOWANCE:
“***”
Refer to 2012 CY Turn-In Standards and
Procedures (Attachment 1B) for more information

MILEAGE ALLOWANCE:
				0 TO 150 DAYS IN SERVICE:	“***”
				151 TO 550 DAYS IN SERVICE:	“***”
				MILEAGE PENALTY:	“***”

CYCLE DATES:
				1ST CYCLE:	N/A
				2ND CYCLE:	N/A
CYCLE DATE DETERMINED BY IN-SERVICE DATE
IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

OTHER SPECIAL CONSIDERATIONS:
“***”

DEPRECIATION CALCULATIONS

1.  Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.
2.  Depreciation will be calculated by using the monthly depreciation rate times 12 months, divided by 365 days in the year, multiplied by the number of days in service which is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2012 CY Turn-In Standards And Procedures (Attachment 1B).
3.  Return purchase amount will be the capitalized cost net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the GM 2012 CY Turn-In Standards And Procedures (Attachment 1B).
4.  Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental fleet customer meets all program  parameters and completes the sign-off procedures.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 2

GENERAL MOTORS
2013MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2013 Model Year National Fleet Risk Purchase Program for Daily Rental Customers
Program Code: VX7
Program No. 02-13VX70- 01

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified daily rental customers, allowances on select 2013 model year General Motors vehicles sold and delivered to qualified daily rental customers.

The following are not eligible for this program:
-	Preferred Equipment Group (P.E.G.)/Option package discounts
-	Recreational vehicles
-	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:	Opening of 2013 model year ordering system
Program End Date:	When Dealers are notified that 2013 model year fleet orders are no longer being accepted by General Motors
In-service Period:	Minimum seven (7) months. If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, stolen, embezzled or water damage, etc., and documentation is available to support the condition, this provision will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2013 GM models with the required minimum factory installed equipment levels specified and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for the VX7 program.  Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines ( Attachment 2A - “MEG”).

General Motors upfitted vehicles, with the exception of recreational vehicles, are eligible as long as:
a.	The vehicle was purchased directly from GM or from another dealer in the United States
b.	Title to the vehicle was retained by the franchised dealer through the point of sale
c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:

Vehicles purchased under the 2013 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer code as stated in the contractual agreement and will not be eligible for retail sale incentives.  VX7 program incentive amounts are not available to dealers and only available to daily rental fleet customers with an active GM contract.  Units ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:
a.	Valid GM FAN (Fleet Account Number)
b.	Option Codes: VX7 and rental customer code
c.	Order Type: FDR
d.	Delivery Type: 020 – Daily Rental (unit will be auto delivered if using a qualified FAN)

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Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Units delivered to rental customer’s drop ship sites must have the rental customer’s code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS :
Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine applicability.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) X
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

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6.	GENERAL PROGRAM GUIDELINES:

B.	General Motors defines a rental vehicle as:
a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase or incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

C.
All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

E.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

F.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

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Attachment 2A

National Fleet Risk Incentives for the 2013 Model Year
Trim Mix and Incentives by Model Code

“***”

Confidential Treatment has been requested for Attachment 2A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachment 3
2013 Model Year Daily Program
Volume Commitments and Incentives

“***”

Confidential Treatment has been requested for Attachment 3

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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Attachment 4

2013 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.
GM will pay the pro rata portion of the matrix money on the fourth Thursday of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.  Application for this incentive must be made no later than December 31, 2013.  A complete schedule of due dates and payment dates is detailed in Attachment 4, Page 2.

2.
The agreed to volume and mix requirements in Attachment 3 and 2A are subject to adjustments with General Motors prior approval.  Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revision to Attachment 3 will be updated and signed by both parties.  Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM discretion.

3.
It is understood that payments of the per unit amount due to the Rental Company are based upon achieving the agreed to volume and mix requirements in Attachment 3 and 2A.  In the event that agreed number of vehicles at the agreed mix is not fulfilled, all payments made by GM will be reimbursed to GM on demand. Such reimbursement shall be GM’s sole remedy for the Rental Company’s failure to purchase or lease the agreed number of vehicles.  The Rental Company shall be jointly and severely liable for such reimbursement.

Confidential Treatment Requested by
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2013 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

2012 RENTAL INCENTIVES 2012

JANUARY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

FEBRUARY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29			

MARCH

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

APRIL

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

MAY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

JUNE

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

JULY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

AUGUST

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

SEPTEMBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

OCTOBER

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

NOVEMBER

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

DECEMBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

2013 RENTAL INCENTIVES 2013

JANUARY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

FEBRUARY

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28		

MARCH

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

APRIL

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

MAY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

JUNE

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

JULY

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

AUGUST

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

SEPTEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

OCTOBER

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

NOVEMBER

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

DECEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

©2008 GENERAL MOTORS LLC

- DATE RAC RECEIVES FUNDS
- LAST DAY FOR RAC MONTHLY SUBMISSIONS
- VIN DETAIL REPORTS AVAILABLE
  RIMS RUNS DEENROLL REPORT

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Attachment 6

Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date.  All Cadillac models will continue to be eligible for one year of service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor. Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request. OnStar equipped vehicles have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.  OnStar equipped vehicles also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

Daily rental car company acknowledges and agrees that all OnStar service shall be subject to OnStar’s Terms and Conditions and Privacy Statement, which are located at www.onstar.com or by contacting OnStar at 888-4ONSTAR. Further, the daily rental company agrees to include, at the first available opportunity, the following or other approved language in the rental contract to describe OnStar services that may be available:

"If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge system and service limitations, warranty exclusions, privacy considerations, and the application of other relevant provisions in the OnStar Terms and Conditions and Privacy Statement, and agree to the release of vehicle information as required by law.  Further details are available at OnStar.com or by contacting OnStar at www.onstar.com or at 888-4ONSTAR."